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                              ACME TELEVISION, LLC
                                       and
                            ACME FINANCE CORPORATION,
                                   as Issuers,

                           The GUARANTORS Named Herein

                                       AND

                            WILMINGTON TRUST COMPANY,
                                   as Trustee
                                        `
                                -----------------


                                    INDENTURE


                         Dated as of September 30, 1997

                                ----------------

                    $175,000,000 Principal Amount at Maturity

                10-7/8% Senior Discount Notes due 2004, Series A

                10-7/8% Senior Discount Notes due 2004, Series B



--------------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE

TIA                                                           Indenture
SECTION                                                        SECTION

310 (a)(1)................................................. 7.10
    (a)(2)................................................. 7.10
    (a)(3)................................................. N.A.
    (a)(4)................................................. N.A.
    (a)(5)................................................. 7.08; 7.10
    (b).................................................... 7.08; 7.10;
                                                            12.02
    (c).................................................... N.A.
311 (a).................................................... 7.11
    (b).................................................... 7.11
    (c).................................................... N.A.
312 (a).................................................... 2.05
    (b).................................................... 12.03
    (c).................................................... 12.03
313 (a).................................................... 7.06
    (b)(1)................................................. 7.06
    (b)(2)................................................. 7.06
    (c).................................................... 7.06; 12.02
    (d).................................................... 7.06
314 (a).................................................... 4.08; 4.10;
                                                            12.02
    (b).................................................... N.A.
    (c)(1)................................................. 7.02; 12.04;
                                                            12.05
    (c)(2)................................................. 7.02; 12.04;
                                                            12.05
    (c)(3)................................................. N.A.
    (d).................................................... N.A.
    (e).................................................... 12.05
    (f).................................................... N.A.
315 (a).................................................... 7.01(b); 7.02
    (b).................................................... 7.05; 12.02
    (c).................................................... 7.01
    (d).................................................... 6.05; 7.01(c);
                                                            7.02
    (e).................................................... 6.11
316 (a)(last sentence)..................................... 2.09
    (a)(1)(A).............................................. 6.05
    (a)(1)(B).............................................. 6.04
    (a)(2)................................................. 9.02
    (b).................................................... 6.07
317 (a)(1)................................................. 6.08
    (a)(2)................................................. 6.09
    (b).................................................... 2.04
318 (a).................................................... 12.01
    (c).................................................... 12.01
----------------------

N.A. means Not Applicable

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                            PAGE

                                   ARTICLE ONE

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.      Definitions...............................................1
SECTION 1.02.      Incorporation by Reference of TIA........................25
SECTION 1.03.      Rules of Construction....................................26

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.      Form and Dating..........................................27
SECTION 2.02.      Execution and Authentication.............................28
SECTION 2.03.      Registrar and Paying Agent...............................29
SECTION 2.04.      Paying Agent To Hold Assets in Trust.....................29
SECTION 2.05.      Securityholder Lists.....................................29
SECTION 2.06.      Transfer and Exchange....................................30
SECTION 2.07.      Replacement Securities...................................30
SECTION 2.08.      Outstanding Securities...................................31
SECTION 2.09.      Treasury Securities......................................31
SECTION 2.10.      Temporary Securities.....................................32
SECTION 2.11.      Cancellation.............................................32
SECTION 2.12.      Defaulted Interest.......................................32
SECTION 2.13.      CUSIP Number.............................................33
SECTION 2.14.      Deposit of Moneys........................................33
SECTION 2.15.      Book-Entry Provisions for Global Securities..............33
SECTION 2.16.      Registration of Transfers and Exchanges..................34
SECTION 2.17.      Designation..............................................40

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.      Notices to Trustee.......................................41
SECTION 3.02.      Selection of Securities To Be Redeemed...................41
SECTION 3.03.      Notice of Redemption.....................................42
SECTION 3.04.      Effect of Notice of Redemption...........................43
SECTION 3.05.      Deposit of Redemption Price..............................43
SECTION 3.06.      Securities Redeemed in Part..............................43

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.      Payment of Securities....................................44
SECTION 4.02.      Maintenance of Office or Agency..........................44
SECTION 4.03.      Limitation on Restricted Payments........................44
SECTION 4.04.      Limitation on Incurrence of Additional
                     Indebtedness...........................................46
SECTION 4.05.      Corporate Existence......................................47
SECTION 4.06.      Payment of Taxes and Other Claims........................47
SECTION 4.07.      Maintenance of Properties and Insurance..................48
SECTION 4.08.      Compliance Certificate; Notice of Default................48
SECTION 4.09.      Compliance with Laws.....................................49
SECTION 4.10.      Commission Reports.......................................49
SECTION 4.11.      Waiver of Stay, Extension or Usury Laws..................50
SECTION 4.12.      Limitation on Transactions with Affiliates...............50
SECTION 4.13.      Limitation on Investments................................51
SECTION 4.14.      Limitation on Capital Stock of Subsidiaries..............51
SECTION 4.15.      Limitation on Liens......................................52
SECTION 4.16.      Change of Control........................................52
SECTION 4.17.      Limitation on Asset Sales................................55
SECTION 4.18.      Limitation on Preferred Stock of Subsidiaries............58
SECTION 4.19.      Limitation on Sale and Lease-Back Transactions...........58
SECTION 4.20.      Limitation on Conduct of Business........................58
SECTION 4.21.      Limitation on Creation of Subsidiaries...................58
SECTION 4.22.      Limitation on Conduct of Business of Finance.............59
SECTION 4.23.      Payments for Consent.....................................59

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01.      Mergers, Consolidations and Sale of Assets...............59
SECTION 5.02.      Successor Corporation Substituted........................61

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01.      Events of Default........................................61

SECTION 6.02.      Acceleration.............................................63
SECTION 6.03.      Other Remedies...........................................64
SECTION 6.04.      Waiver of Past Defaults..................................64
SECTION 6.05.      Control by Majority......................................64
SECTION 6.06.      Limitation on Suits......................................65
SECTION 6.07.      Rights of Holders To Receive Payment.....................65
SECTION 6.08.      Collection Suit by Trustee...............................65
SECTION 6.09.      Trustee May File Proofs of Claim.........................66
SECTION 6.10.      Priorities...............................................66
SECTION 6.11.      Undertaking for Costs....................................67

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01.      Duties of Trustee........................................67
SECTION 7.02.      Rights of Trustee........................................69
SECTION 7.03.      Individual Rights of Trustee.............................69
SECTION 7.04.      Trustee's Disclaimer.....................................70
SECTION 7.05.      Notice of Default........................................70
SECTION 7.06.      Reports by Trustee to Holders............................70
SECTION 7.07.      Compensation and Indemnity...............................71
SECTION 7.08.      Replacement of Trustee...................................72
SECTION 7.09.      Successor Trustee by Merger, Etc.........................73
SECTION 7.10.      Eligibility; Disqualification............................73
SECTION 7.11.      Preferential Collection of Claims Against
                     Company................................................74

                                  ARTICLE EIGHT

                   SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01.      Legal Defeasance and Covenant Defeasance.................74
SECTION 8.02.      Satisfaction and Discharge...............................78
SECTION 8.03.      Survival of Certain Obligations..........................78
SECTION 8.04.      Acknowledgment of Discharge by Trustee...................79
SECTION 8.05.      Application of Trust Assets..............................79
SECTION 8.06.      Repayment to the Issuers or the Guarantors;
                     Unclaimed Money........................................79
SECTION 8.07.      Reinstatement............................................80

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.      Without Consent of Holders...............................80
SECTION 9.02.      With Consent of Holders..................................81
SECTION 9.03.      Compliance with TIA......................................83
SECTION 9.04.      Revocation and Effect of Consents........................83

SECTION 9.05.      Notation on or Exchange of Securities....................84
SECTION 9.06.      Trustee To Sign Amendments, Etc..........................84

                                   ARTICLE TEN

                             [INTENTIONALLY OMITTED]

                                 ARTICLE ELEVEN

                                    GUARANTEE

SECTION 11.01.     Unconditional Guarantee..................................84
SECTION 11.02.     Severability.............................................86
SECTION 11.03.     Limitation of Guarantor's Liability......................86
SECTION 11.04.     Guarantors May Consolidate, etc., on Certain
                     Terms..................................................86
SECTION 11.05.     Contribution.............................................87
SECTION 11.06.     Waiver of Subrogation....................................87
SECTION 11.07.     Execution of Guarantee...................................88
SECTION 11.08.     Waiver of Stay, Extension or Usury Laws..................88

                                 ARTICLE TWELVE

                                  MISCELLANEOUS

SECTION 12.01.     TIA Controls............................................89
SECTION 12.02.     Notices.................................................89
SECTION 12.03.     Communications by Holders with Other Holders............90
SECTION 12.04.     Certificate and Opinion as to Conditions
                     Precedent.............................................90
SECTION 12.05.     Statements Required in Certificate or Opinion...........91
SECTION 12.06.     Rules by Trustee, Paying Agent, Registrar...............91
SECTION 12.07.     Legal Holidays..........................................91
SECTION 12.08.     Governing Law...........................................91
SECTION 12.09.     No Adverse Interpretation of Other Agreements...........92
SECTION 12.10.     No Recourse Against Others..............................92
SECTION 12.11.     Successors..............................................92
SECTION 12.12.     Duplicate Originals.....................................92
SECTION 12.13.     Severability............................................92

Signatures..................................................................97

Exhibit A   - Form of Series A Security
Exhibit B   - Form of Series B Security

Exhibit C   - Form of Legend for Global Securities
Exhibit D   - Transfer Certificate
Exhibit E   - Transferee Certificate for Institutional
                  Accredited Investors
Exhibit F   - Form of Transferee Certificate for
                  Regulation S Transfers


Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

            INDENTURE dated as of September 30, 1997 among ACME TELEVISION, LLC, a Delaware limited liability company (the "COMPANY"), and ACME FINANCE CORPORATION, a Delaware corporation ("FINANCE" and, together with the Company, jointly and severally, the "ISSUERS"), as Issuers, ACME TELEVISION LICENSES OF MISSOURI, INC., ACME TELEVISION HOLDINGS OF OREGON, LLC, ACME TELEVISION HOLDINGS OF TENNESSEE, LLC, ACME TELEVISION HOLDINGS OF UTAH, LLC, ACME TELEVISION HOLDINGS OF NEW MEXICO, LLC, ACME TELEVISION LICENSES OF OREGON, LLC, ACME TELEVISION LICENSES OF TENNESSEE, LLC, ACME TELEVISION LICENSES OF NEW MEXICO, LLC, ACME TELEVISION OF OREGON, LLC, ACME TELEVISION OF TENNESSEE, LLC and ACME SUBSIDIARY HOLDINGS III, LLC, as Guarantors, and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee (the "TRUSTEE").

            The Issuers have duly authorized the creation of an issue of 10-7/8% Senior Discount Notes due 2004, Series A, and 10-7/8% Senior Discount Notes due 2004, Series B, to be issued in exchange for the 10-7/8% Senior Notes due 2004, Series A, pursuant to the Registration Rights Agreement and, to provide therefor, the Issuers and the Guarantors have duly authorized the execution and delivery of this Indenture. All things necessary to make the Securities, when duly issued and executed by the Issuers and authenticated and delivered hereunder, and the Guarantees the valid and binding obligations of the Issuers and the Guarantors, respectively, and to make this Indenture a valid and binding agreement of the Issuers and each of the Guarantors, have been done.

            Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE ONE

                  DEFINITIONS AND INCORPORATION BY REFERENCE


SECTION 1.01.     DEFINITIONS.

            "ACCRETED VALUE" means, as of any date prior to September 30, 2000, an amount per $1,000 principal amount at maturity of Securities that is equal to the sum of (a) $727.83 and (b) the portion of the excess of the principal amount at maturity of each Security over $727.83 which shall have been amortized on a daily basis and compounded semiannually on each March 31 and September 30 at the rate of 10-7/8% per annum from the Issue Date through the date of determination computed on the basis of a 360-day year of twelve 30-day months; and, as of any date on or after September 30, 2000, the Accreted Value of each Security shall mean the aggregate principal amount at maturity of such Security.

            "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged into or consolidated with any other Person or which is assumed in connection with the acquisition of assets from such Person and, in each case, not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary or such merger, consolidation or acquisition.

            "ADJUSTED  NET  ASSETS"  of a  Guarantor  at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding Indebtedness in respect of the Guarantee, as they become absolute and matured.

            "AFFILIATE" means, with respect to any specific Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that, for purposes of Section 4.12, beneficial ownership of at least 10% of the voting securities of a Person, either directly or indirectly, shall be deemed to be control.

            "AFFILIATE TRANSACTION" has the meaning set forth in Section 4.12.

            "AGENT" means the Registrar or any Paying Agent.

            "ASSET ACQUISITION" means (a) an Investment by the Issuers or any Subsidiary of the Issuers in any other Person pursuant to which such Person shall become a Subsidiary of the Issuers or any Subsidiary of the Issuers, or shall be merged with or into the Issuers or any Subsidiary of the Issuers, or
(b) the acquisition by the Issuers or any Subsidiary of the Issuers of the assets of any Person (other than a Subsidiary of the Issuers) which constitute all or substantially all of the assets of such Person or comprise any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

            "ASSET SALE" means any direct or indirect sale, issuance, conveyance, assignment, transfer, lease or other disposition (including any Sale and Lease-Back Transaction), other than to the Company or any of its Wholly Owned Subsidiaries, in any single transaction or series of related transactions of (a) any Capital Stock of or other equity interest in any Subsidiary of the Company or (b) any other property or assets of the Company or of any Subsidiary thereof; provided that Asset Sales shall not include (i) a transaction or series of related transactions for which the Company or its Subsidiaries receive aggregate consideration of less than $500,000 and (ii) the sale, lease, conveyance, disposition or other transfer of all or substantially all of the assets of the Company as permitted under Article Five.

            "ASSET SALE PROCEEDS" means, with respect to any Asset Sale, (i) cash received by the Issuers or any Subsidiary of the Issuers from such Asset Sale (including cash received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting and other fees and expenses related to such Asset Sale, (c) provision for minority interest holders in any Subsidiary of the Issuers as a result of such Asset Sale, (d) repayment of Indebtedness that is required to be repaid in connection with such Asset Sale and (e) deduction of appropriate amounts to be provided by the Issuers or a Subsidiary of the Issuers as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Issuers or a Subsidiary after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and (ii) promissory notes and other non-cash consideration received by the Issuers or any Subsidiary of the

Issuers from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash.

            "ATTRIBUTABLE  INDEBTEDNESS"  in  respect  of a Sale and  Lease-Back
Transaction means, as at the time of determination, the greater of (i) the fair value of the property subject to such arrangement and (ii) the present value of the notes (discounted at the rate borne by the Securities, compounded semi-annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

            "AVAILABLE ASSET SALE PROCEEDS" means, with respect to any Asset Sale, the aggregate Asset Sale Proceeds from such Asset Sale that have not been applied in accordance with clause (iii)(a) or (iii)(b), and that have not yet been the basis for an Excess Proceeds Offer in accordance with clause (iii)(c), of the first paragraph of Section 4.17.

            "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

            "BOARD OF DIRECTORS" means (i) in the case of a Person that is a corporation, the board of directors of such Person and (ii) in the case of any other Person, the board of directors, board of managers, management committee or similar governing body or any authorized committee thereof responsible for the management of the business and affairs of such Person.

            "BOARD RESOLUTION" means, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which banking institutions in the City of New York or Wilmington, Delaware are required or authorized by law or other governmental action to be closed.

            "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, partnership or limited liability company interests or any other participation, right or other interest in the na-ture of an equity interest in such Person including, without limitation, Common Stock and Preferred Stock of such Person, or any option, warrant or other security convertible into any of the foregoing.

            "CAPITALIZED LEASE OBLIGATIONS" means with respect to any Person, Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

            "CASH EQUIVALENTS" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

            A "CHANGE OF CONTROL"  means the occurrence of any of the following:
(i) the adoption of a plan relating to the liquidation or dissolution of Holdings or the Company or Holdings shall cease to be the managing member of the Company, (ii) prior to the consummation of an Initial Public Offering, the Permitted Holders cease to be the beneficial owners (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of at least a majority of the to-tal voting power of the Common Stock entitled to elect the Board of Directors of Holdings, (iii) prior to the consummation of an Initial Public Offering, the Permitted Holders shall cease collectively to control at least a majority of the voting power of the Board of Directors of Holdings and (iv) in connection with or after an Initial Public Offering, any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 20% of the total voting power of the Common Stock of Holdings or the Company, and the Permitted Holders beneficially own, in the aggregate, less than 30% of the total voting power of Holdings or the Company, as the case may be.

            "CHANGE OF CONTROL DATE" has the meaning set forth in Section 4.16.

            "CHANGE OF CONTROL OFFER" has the meaning set forth in Section 4.16.

            "CHANGE  OF  CONTROL  PAYMENT  DATE"  has the  meaning  set forth in
Section 4.16.

            "COMMISSION" means the Securities and Exchange Commission.

            "COMMON STOCK" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

            "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture.

            "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Subsidiaries on a consolidated basis (including, but not limited to, (i) Redeemable Dividends, whether paid or accrued, on Subsidiary Preferred Stock, (ii) imputed interest included in Capitalized Lease Obligations, (iii) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (iv) the net costs associated with Interest Rate Agreements and other hedging obligations, (v) amortization of other financing fees and expenses, (vi) the interest portion of any deferred payment obligation, (vii) amortization of discount or premium, if any, and (viii) all other non-cash interest expense (other than interest amortized to cost of sales)) plus, without duplication, all net capitalized interest for such period and all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person, plus the amount of all dividends or distributions paid on Disqualified Capital Stock (other than dividends paid or payable in shares of Capital Stock of the Company).

            "CONSOLIDATED LEVERAGE RATIO" means, with respect to any Person, the ratio of (i) the sum of the aggregate outstanding amount of Indebtedness of such Person and its Subsidiaries as of the date of calculation (the "TRANSACTION DATE") on a consolidated basis determined in accordance with GAAP to (ii) such Person's EBITDA for the four full fiscal quarters (the "FOUR QUARTER PERIOD") ending on or prior to the date of determination for which financial statements are available. For purposes of this definition, "EBITDA" shall be calculated after giving effect on a pro forma basis to (i) the incurrence or repayment of any Indebtedness of such Person or any of its Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness and also including any EBITDA (provided that such EBITDA shall be included only to the extent includable pursuant to the definition of "Consolidated Net Income") attributable to the assets which are the subject of the Asset Acquisition or Asset Sale during the Four Quarter Period) occurring during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Acquired Indebtedness) occurred on the first day of the Four Quarter Period; PROVIDED that if any such Asset Acquisition relates to the acquisition of a television broadcast station which is not an affiliate of a Network and which had a negative Net Income for the Four Quarter Period, it may be assumed, for purposes of such pro forma calculation, that the Net Income of such station for such period was zero. If such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness.

            "CONSOLIDATED NET INCOME" means, with respect to any Person, for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (a) the Net Income of any Person (the "OTHER PERSON") in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the Net Income of such other Person to be consolidated into the Net Income of the Person in question in accordance with
GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or the Subsidiary, (b) the Net
Income of any Subsidiary of the Person in question that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation,
(c)(i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded, (d) extraordinary gains and losses shall be excluded, (e) income or loss attributable to discontinued operations (including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued) shall be excluded, and (f) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets shall be excluded.

            "CONSOLIDATED NET WORTH" means with respect to any Person at any date, the consolidated stockholders' equity or members' capital of such Person less the amount of such stockholders' equity or members' capital attributable to Disqualified Capital Stock of such Person and its subsidiaries, as determined in accordance with GAAP.

            "COVENANT DEFEASANCE" has the meaning set forth in Section 8.01.

            "CUMULATIVE CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person, as of any date of determination, Consolidated Interest Expense from October 1, 1997 to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

            "CUMULATIVE EBITDA" means, with respect to any Person, as of any date of determination, EBITDA from October 1, 1997 to the end of such Person's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

            "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

            "DEPOSITORY" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

            "DISQUALIFIED CAPITAL STOCK" means any Capital Stock of a Person or a Subsidiary thereof which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities, for cash or securities constituting Indebtedness. Without limitation of the foregoing, Disqualified Capital Stock shall be deemed to include any Preferred Stock of a Person or a Subsidiary of such Person, with respect to either of which, under the terms of such Preferred Stock, by agreement or otherwise, such Person or Subsidiary is obligated to pay current dividends or distributions in cash during the period prior to the maturity date of the Securities; provided, however, that (i) Preferred Stock of a Person or any Subsidiary thereof that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of such Person or Subsidiary which provisions have sub-tantially the same effect as the provisions of Section 4.16 shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions; and (ii) Capital Stock of any limited liability company or other pass-through entity for federal income tax purposes shall not be deemed to be Disqualified Capital Stock solely by virtue of the fact that its holders are entitled to Permitted Tax Distributions.

            "EBITDA" means, with respect to any Person and its Subsidiaries, for any period, an amount equal to (a) the sum of (i) Consolidated Net Income for such period, plus (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) hereof, plus (iii) Consolidated Interest Expense for such period (but only including Redeemable Dividends in the calculation of such Consolidated Interest Expense to the extent that such Redeemable Dividends have not been excluded in the calculation of Consolidated Net Income), plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangibles and television programming obligations (net of cash payments with respect to television programming obligations) for such period on a consolidated basis, plus (vi) any other non-cash items reducing Consolidated Net Income for such period, minus (b) all non-cash items increasing Consolidated Net Income for such period, all for such Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that, for purposes of calculating EBITDA during any fiscal quarter, cash income from a particular Investment of such Person shall be included only (x) if cash income has been received by such Person with respect to such Investment during each of the previous four fiscal quarters, or (y) if the cash income derived from such Investment is attributable to Cash Equivalents.

            "EVENT OF DEFAULT" has the meaning set forth in Section 6.01.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

            "FAIR MARKET VALUE" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evi-enced by a Board Resolution of the Company delivered to the Trustee.

            "FINAL MATURITY DATE" means September 30, 2004.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect as of the Issue Date.

            "GLOBAL SECURITY" means a security evidencing all or a portion of the Securities issued to the Depository or its nominee in accordance with
Section 2.01 and bearing the legend set forth in EXHIBIT C.

            "GUARANTEE" has the meaning set forth in Section 11.01.

            "GUARANTOR"  means (a) each of the Company's  Subsidiaries as of the
Issue Date and (b) each of the Company's Subsidiaries that in the future executes a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; PROVIDED that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its Guarantee is released in accordance with the terms of this Indenture.

            "HOLDINGS" means ACME Television Holdings, LLC, a Delaware limited liability company.

            "INCUR" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "INCURRENCE," "INCURRED," "INCURRABLE" and "INCURRING" shall have meanings correlative to the foregoing); provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

            "INDEBTEDNESS" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included (i) any Capitalized Lease Obligations of such Person,
(ii) obligations secured by a lien to which the property or assets owned or held by such Person are subject, whether or not the obligation or obligations secured thereby shall have been assumed, (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) Disqualified Capital Stock of such Person or any Subsidiary thereof, and (vi) obligations of any such Person under any currency agreement or any Interest Rate Agreement applicable to any of the foregoing (if and to the extent such currency agreement or Interest Rate Agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided that (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition,
(i) any trade payable arising from the purchase of goods or materials or for services obtained and (ii) television programming obligations entered into in the ordinary course of business shall not be deemed to be "Indebtedness" of the Company or any of its Subsidiaries for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

            "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

            "INDEPENDENT FINANCIAL ADVISOR" means an investment banking firm of national reputation in the United States (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

            "INITIAL PUBLIC OFFERING" means an underwritten public offering of Common Stock of the Company or a Parent registered under the Securities Act (other than a public offering registered on Form S-8 under the Securities Act) that results in net proceeds of at least $25.0 million to the Company or such Parent, as the case may be.

            "INITIAL PURCHASERS" means CIBC Wood Gundy Securities Corp. and Merrill Lynch & Co.

            "INSTITUTIONAL ACCREDITED INVESTOR" or "ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

            "INTEREST PAYMENT DATE" means the stated maturity of an installment of interest on the Securities.

            "INTEREST RATE AGREEMENT" means, with respect to any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

            "INVESTMENTS" means, with respect of any Person, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business of such Person), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any Capital Stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person or the making of any investment in any Person. Investments shall exclude (i) extensions of trade credit on commercially reasonable terms in ac-
cordance with normal trade practices of such Person and (ii) the repurchase of securities of any Person by such Person. For the purposes of Section 4.03, the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Issuers or any of their Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received in respect of such Investment; provided that no such payment of dividends or distributions or receipt of any such other amounts shall reduce the amount of any Investment if such payment of dividends or distributions or receipt of any such amounts would be included in Consolidated Net Income. If the Issuers or any Subsidiary of the Issuers sells or otherwise disposes of any Common Stock of any direct or indirect Subsidiary of the Issuers such that, after giving effect to any such sale or disposition, the Issuers no longer own, directly or indirectly, greater than 50% of the outstanding Common Stock of such Subsidiary, the Issuers shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Common Stock of such Subsidiary not sold or disposed of.

            "ISSUE DATE" means the date of original issuance of the Securities under this Indenture.

            "LEGAL DEFEASANCE" has the meaning set forth in Section 8.01.

            "LIEN" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "NET INCOME" means, with respect to any Person, for any period, the net income (loss) of such Person determined in accordance with GAAP.

            "NET PROCEEDS" means (a) in the case of any sale of Capital Stock by or equity contribution to any Person, the aggregate net proceeds received by such Person, after payment of expenses, commissions and the like incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors of such Person, at the time of receipt) and (b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Issuers which is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder to such Person upon such exchange, exercise, conversion or surrender, less any and all payments made to the holders, e.g., on account of fractional shares and less all expenses incurred by such Person in connection therewith).

            "NETWORK" means (i) each of the American Broadcasting Company, CBS, Inc., Fox Broadcasting Company, National Broadcasting Co., Inc., The WB Television Network, United Paramount Network and (ii) any successor Person of a Person identified in clause (i) of this definition.

            "OBLIGATIONS"   means  all  obligations   for  principal,   premium,
interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

            "OFFICER" means, with respect to any Person (other than the Trustee), the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, or the Secretary of such Person.

            "OFFICERS' CERTIFICATE" means a certificate signed by two Officers of each Issuer.

            "OPINION OF COUNSEL" means a written opinion from legal counsel, who may be counsel for the Company, which opinion and counsel are reasonably acceptable to the Trustee.

            "PARENT" means any Person which owns all or substantially all of the Common Stock of the Company.

            "PARTICIPANTS" has the meaning set forth in Section 2.15.

            "PAYING AGENT" has the meaning set forth in Section 2.03.

            "PERMITTED ASSET SWAP" means any transfer of properties or assets by the Company or any of its Subsidiaries in which 90% of the consideration received by the transferor consists of properties or assets (other than cash) that will be used in the business of the transferor; provided, that (i) the aggregate fair market value (as determined in good faith by the Board of Directors of Holdings) of the property or assets being transferred by the Company or such Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Board of Directors) of the property or assets received by the Company or such Subsidiary in such exchange and (ii) the aggregate fair market value (as determined in good faith by the Board of Directors) of all property or assets transferred by the Company and any of its Subsidiaries in connection with exchanges in any period of twelve consecutive months shall not exceed 15% of the total assets of the Company on the last day of the preceding fiscal year.

            "PERMITTED HOLDERS" means (i) BancBoston Capital, (ii) Alta Communications, Inc., ALTA COMMUNICATIONS, VI L.P., ALTA-COMM S BY S, LLC, ALTA SUBORDINATED DEBT PARTNERS III, L.P. (iii) CEA Capital Partners, CEA CAPITAL PARTNERS USA, L.P. (iv) Trust Company of the West, (v) any Person controlled OR MANAGED by a Person identified in clauses (i)-(iv) of this definition, (vi) Jamie Kellner, (vii) Douglas Gealy, (viii) Thomas Allen, (ix) ACME Parent and
(x) any partnership, corporation or other entity all of the partners, shareholders, members or owners of which are any one or more of the foregoing.

            "PERMITTED INDEBTEDNESS" means:

               (i) Indebtedness of the Company or any Subsidiary of the Company arising under or in connection with the Senior Credit Facility in an aggregate principal amount not to exceed $40 million outstanding at any time;

              (ii)   Indebtedness under the Securities and the Guarantees;

             (iii) Indebtedness not covered by any other clause of this definition which is outstanding on the Issue Date;

              (iv) Indebtedness of the Company to any Wholly Owned Subsidiary and Indebtedness of any Wholly Owned Subsidiary to the Company or another Wholly Owned Subsidiary;

               (v) Purchase Money Indebtedness and Capitalized Lease Obligations incurred to acquire property in the ordinary course of business which Purchase Money Indebted-ness and Capitalized Lease Obligations do not in the aggregate exceed $20 million;

              (vi)   Interest Rate Agreements;

             (vii)   Refinancing Indebtedness;

            (viii) additional Indebtedness of the Company and its Subsidiaries not to exceed $5 million in aggregate principal amount at any one time outstanding;

              (ix) fidelity and surety bonds incurred in the ordinary course of business; and

               (x) any Guarantee by a Guarantor of Indebtedness of the Company incurred in accordance with this Indenture.

            "PERMITTED INVESTMENTS" means Investments made on or after the Issue Date consisting of

               (i) Investments by the Company, or by a Subsidiary thereof, in the Company or a Subsidiary of the Company;

              (ii) Investments by the Company, or by a Subsidiary thereof, in a Person, if as a result of such Investment (a) such Person becomes a Subsidiary of the Company or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Subsidiary thereof;

             (iii)   Investments in cash and Cash Equivalents;

              (iv)   reasonable  and  customary   loans  made  to  employees  in
      connection with their relocation or for travel expenses or advances not to exceed $1 million in the aggregate at any one time outstanding;

            (v) an Investment that is made by the Company or a Subsidiary thereof in the form of any Capital Stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Company or such Subsidiary solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under Section 4.17;

              (vi) Interest Rate Agreements entered into in the ordinary course of the Company's or its Subsidiaries' business;

             (vii) options to purchase television broadcast station licenses and related assets (or Capital Stock of Persons owning such assets) having an exercise price of any amount not in excess of $100,000 entered into in connection with the execution of local marketing agreements and Investments pursuant to local marketing agreements to operate television broadcast stations which are combined with such an option;

            (viii) deposits made pursuant to legally binding agreements to acquire, or pursuant to local marketing agreements with options to acquire, television broadcast television station licenses and related assets (or Capital Stock of Persons owning such assets), in an amount not to exceed 10% of the purchase price; provided that the station to be acquired will be owned by the Company or a Restricted Subsidiary upon consummation of the contemplated acquisition and provided, further, that deposits made under this clause shall cease to be treated as Permitted Investments upon forfeit of such deposit for any reason; and

              (ix) additional Investments not to exceed $1 million at any one time outstanding.

            "PERMITTED LIENS" means the following types of Liens:

            (a) Liens for taxes, assessments or governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or a Subsidiary of the Company, as the case may be, shall have set aside on its books such reserves as may be required pursuant to GAAP;

            (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

            (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit is-sued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (d)   judgment Liens not giving rise to an Event of Default;

            (e) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

            (f) any interest or title of a lessor under any Capitalized Lease Obligation; provided that such Liens do not extend to any property or assets which are not leased property subject to such Capitalized Lease Obligation;

            (g) Liens securing Purchase Money Indebtedness of the Company or any Subsidiary; provided, however, that (i) the Purchase Money Indebtedness shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired and (ii) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

            (h)  Liens  securing  reimbursement   obligations  with  respect  to
      commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

            (i) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Subsidiaries, including rights of offset and set-off;

            (j) Liens securing Interest Swap Obligations which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;

            (k)   Liens securing Indebtedness under the Senior Credit
      Facility;

            (l) Liens securing Acquired Indebtedness incurred in accordance with
      Section  4.04;   provided  that  (i)  such  Liens
      secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company and (ii) such Liens do not extend to or cover any property or assets of the Company or of any of its Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Company or a Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Company or a Subsidiary of the Company.

            "PERMITTED TAX DISTRIBUTIONS" means, subject to the limitations set forth in clause (v) of the second paragraph of Section 4.03, distributions by the Company to ACME Intermediate Holdings, LLC ("ACME INTERMEDIATE") from time to time in an amount approximately equal to the income tax liability (or interest or penalties thereon) of the members of ACME Intermediate and Holdings resulting from (i) the taxable income of the Company (after taking into account all of the Company's prior tax losses, to the extent such losses have not previously been deemed to reduce the taxable income of the Company), based on the approximate highest combined tax rate that applies to any one of such members; and (ii) any audit of such member (or the Company or Holdings) with respect to a prior taxable year and paid or payable by such member during the most recent taxable year, as and to the extent that such amounts are attributable to the member being allocated more taxable income than was previously reported to such member as a result of any position taken by the Company or by Holdings in determining and reporting its taxable income for the year in question.

            "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

            "PHYSICAL SECURITIES" has the meaning set forth in Section 2.01.

            "PREFERRED STOCK" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquida-tion proceeds of such Person over the holders of other Capital Stock issued by such Person.

            "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Securities in the form set forth on Exhibit A.

            "PROPERTY" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

            "PUBLIC EQUITY OFFERING" means a public offering by the Company or any Parent of shares of its Common Stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such Common Stock.

            "PURCHASE AGREEMENT" means the purchase agreement dated as of September 24, 1997 by and among the Issuers, the Guarantors and the Initial Purchasers.

            "PURCHASE MONEY INDEBTEDNESS" means any Indebtedness incurred in the ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

            "QUALIFIED   INSTITUTIONAL   BUYER"  or  "QIB"  means  a  "qualified
institutional buyer" as that term is defined in Rule 144A under the Securities Act.

            "RECORD DATE" means the applicable Record Date specified in the Securities.

            "REDEEMABLE  DIVIDEND" means, for any dividend or distribution  with regard to Disqualified Capital Stock, the quotient of the dividend or distribution divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Disqualified Capital Stock.

            "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and the Securities.

            "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price fixed for such redemp-tion, payable in immediately available funds, pursuant to this Indenture and the Securities.

            "REFINANCING INDEBTEDNESS" means Indebtedness that refunds, refinances or extends any Indebtedness of the Company outstanding on the Issue Date or other Indebtedness permitted to be incurred by the Company pursuant to the first paragraph of Section 4.04 or by the Company or its Subsidiaries pursuant to clause (ii) of the definition of "Permitted Indebtedness", but only to the extent that (i) the Refinancing Indebtedness is subordinated to the Securities to at least the same extent as the Indebtedness being refunded, refinanced or extended, if at all, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refunded, refinanced or extended, or (b) after the maturity date of the Securities, (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Securities has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Securities, (iv) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of (a) the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended, (b) the amount of accrued and unpaid interest, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Indebtedness being refunded, refinanced or extended and (c) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness, and (v) such Refinancing Indebtedness is incurred by the same Person that initially incurred the Indebtedness being refunded, refinanced or extended, except that the Company may incur Refinancing Indebtedness to refund, refinance or extend Indebtedness of any Wholly Owned Subsidiary of the Company.

            "REGISTERED EXCHANGE OFFER" means the offer to exchange the Series B Securities for all of the outstanding Series A Securities in accordance with the Registration Rights Agreement.

            "REGISTRAR" has the meaning set forth in Section 2.03.

            "REGISTRATION   RIGHTS  AGREEMENT"  means  the  Registration  Rights
Agreement dated as of the Issue Date among the Issuers, the Guarantors and the Initial Purchasers.

            "REGULATION S" means Regulation S under the Securities Act.

            "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer in the Corporate Trust Office of the Trustee including any vice president, assistant vice president, assistant secretary, treasurer, assistant treasurer, or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "RESTRICTED PAYMENT" means any of the following: (i) the declaration or payment of any dividend or any other distribution or payment on Capital Stock of the Company or any Subsidiary of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any Subsidiary of the Company (other than (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to purchase such Capital Stock (other than Disqualified Capital Stock), and (y) in the case of Subsidiaries of the Company, dividends or distributions payable to the Company or to a Wholly Owned Subsidiary of the Company), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any of its Subsidiaries (other than Capital Stock owned by the Company or a Wholly Owned Subsidiary of the Company, excluding Disqualified Capital Stock) or any option, warrants or other rights to purchase such Capital Stock, (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Indebtedness which is subordinated in right of payment to the Securities (other than subordinated Indebtedness acquired in anticipation of satisfying a scheduled sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition), (iv) the making of any Investment or guarantee of any Investment in any Person other than a Permitted Investment, and (v) forgiveness of any Indebtedness of an Affiliate of the Company to the Company or a Subsidiary of the Company. For purposes of determining the amount expended for Restricted Payments, cash distributed or invested shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

            "RESTRICTED SECURITY" has the meaning set forth in Rule 144(a)(3) under the Securities Act; PROVIDED that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

            "RULE 144A" means Rule 144A under the Securities Act.

            "SALE AND LEASE-BACK TRANSACTION" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

            "SECURITIES" means the Series A Securities and the Series B Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.

            "SECURITYHOLDER" or "HOLDER" means the Person whose name a Security is registered on the Registrar's books.

            "SENIOR CREDIT FACILITY" means the Credit Agreement to be entered into between the Company, the lenders party thereto in their capacities as lenders thereunder and Canadian Imperial Bank of Commerce, New York Agency, as agent, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder (provided that such increase in borrowings is permitted by the "Limitation on Additional Indebtedness" covenant) or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

            "SERIES A SECURITIES" means the 10-7/8% Senior Discount Notes due 2004, Series A, of the Issuers issued pursuant to this Indenture and sold pursuant to the Purchase Agreement.

            "SERIES B SECURITIES" means the 10-7/8% Senior Discount Notes due 2004, Series B, of the Issuers to be issued in exchange for the Series A Securities pursuant to the Registered Exchange Offer and the Registration Rights Agreement.

            "SUBSIDIARY" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

            "TIA" means the Trust Indenture act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of the execution of this Indenture until such time as this Indenture is qualified under the TIA, and thereafter as in effect.

            "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

            "U.S. GOVERNMENT OBLIGATIONS" shall have the meaning set forth in
Section 8.01.

            "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

            "WHOLLY  OWNED  SUBSIDIARY"   means  any  Subsidiary,   all  of  the
outstanding voting securities (other than directors' qualifying shares) of which are owned, directly or indirectly, by the Company.

SECTION 1.02.     INCORPORATION BY REFERENCE OF TIA.

            Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "indenture securities" means the Securities.

            "indenture security holder" means a Holder or a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Issuers, any Guarantor or any other obligor on the Securities.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.     RULES OF CONSTRUCTION.

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3)   "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular;

            (5)   provisions apply to successive events and transactions; and

            (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES


SECTION 2.01.     FORM AND DATING.

            The Series A Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of EXHIBIT A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Series B Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of EXHIBIT B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements (including notations relating to the Guarantees) required by law, stock exchange rule or usage. The Issuers shall approve the form of the Securities and any notation, legend or endorsement (including notations relating to the Guarantees) on them; the Issuers shall furnish any such legends, additions or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication and shall show the date of its issuance.

            Securities initially offered and sold by the Initial Purchasers (i) to Qualified Institutional Buyers in reliance on Rule 144A, (ii) to Accredited Investors or (iii) in offshore transactions in reliance on Regulation S shall, unless the applicable Holder requests Securities in the form of Certificated Securities in registered form ("PHYSICAL SECURITIES") which shall be in substantially the form set forth in EXHIBIT A), each to be issued initially in the form of one or more permanent Global Securities in registered form, substantially in the form set forth in EXHIBIT A, deposited with the Trustee, as custodian for the Depository, and shall bear the legend set forth on EXHIBIT C. One or more separate Global Securities shall be issued to represent Securities held by (i) Qualified Institutional Buyers (a "QIB GLOBAL SECURITY"), (ii) Accredited Investors (an "ACCREDITED INVESTOR GLOBAL SECURITY") and (iii) Persons acquiring Securities in offshore transactions in reliance on Regulation S (a "REGULATION S GLOBAL SECURITY"). The Issuers shall cause the QIB Global Securities, Accredited Investor Global Securities and Regulation S Global Securities to have separate CUSIP numbers. The aggregate principal amount of any Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

            Two Officers, or an Officer and an Assistant Secretary, of each Issuer shall sign, or one Officer of each Issuer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) of each Issuer shall attest to, the Securities for the Issuers by manual or facsimile signature.

            If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless. Each Guarantor shall execute a Guarantee in the manner set forth in Section 11.07.

            A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee shall  authenticate (i) Series A Securities for original issue in the aggregate principal amount at maturity not to exceed $175,000,000 and (ii) Series B Securities from time to time only in exchange for a like principal amount at maturity of Series A Securities, in each case upon a written order of the Issuers in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated, the series of Securities and the date on which the Securities are to be authenticated. The aggregate principal amount at maturity of Securities outstanding at any time may not exceed $175,000,000 except as provided in
Section 2.07. Upon receipt of a written order of the Issuers in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution for Securities originally issued to reflect any name change of an Issuer.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Issuers to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Issuers and Affiliates of the Issuers.

            The Securities shall be issuable only in registered form without coupons in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

            The Issuers shall maintain an office or agency in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("REGISTRAR"), (b) Securities may be presented or surrendered for payment ("PAYING AGENT") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Issuers, upon notice to the Trustee, may have and one or more additional Paying Agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. Each Issuer initially appoints the agent of the Trustee identified in Section 4.02 as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed. Neither the Issuers nor any Affiliate of the Issuers may act as Paying Agent.

SECTION 2.04.     PAYING AGENT TO HOLD ASSETS IN TRUST.

            The Issuers shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities, and shall notify the Trustee of any Default by the Issuers in making any such payment. The Issuers at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Issuers to the Paying Agent, the Paying Agent shall have no further liability for such assets.

SECTION 2.05.     SECURITYHOLDER LISTS.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee before each Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06.     TRANSFER AND EXCHANGE.

            Subject to the provisions of Sections 2.15 and 2.16, when Securities are presented to the Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount at maturity of Securities of other authorized denominations of the same series, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; PROVIDED, HOWEVER, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Securities at the Registrar's written request. No service charge shall be made for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other governmental charge payable upon exchanges or transfers pursuant to Section 2.02, 2.10, 3.06, 3.07, 4.16, 4.17 or 9.05). The Registrar shall not be required to register the transfer of or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part.

            Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in a Global Security shall be required to be reflected in a book entry.


SECTION 2.07.     REPLACEMENT SECURITIES.

            If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. Each such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Issuers and the Trustee, to protect the Issuers, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced. The Issuers may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

            Every replacement Security is an additional obligation of the Issuers.

SECTION 2.08.     OUTSTANDING SECURITIES.

            Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because either Issuer or any of its Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a BONA FIDE purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

            If on a Redemption Date or the Final Maturity Date the Paying Agent holds U.S. Legal Tender sufficient to pay all of the Accreted Value or principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and Accreted Value ceases to accrete and interest on them ceases to accrue, as the case may be.

SECTION 2.09.     TREASURY SECURITIES.

            In determining whether the Holders of the required principal amount at maturity of Securities have concurred in any direction, waiver or consent, Securities owned by an Issuer, the Guarantors or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be disregarded.

            The Trustee may require an Officers' Certificate listing Securities owned by the Issuers, the Guarantors or their respective Affiliates.

SECTION 2.10.     TEMPORARY SECURITIES.

            Until definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Issuers consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11.     CANCELLATION.

            The Issuers at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation (subject to the registration requirements of the Exchange Act) and shall deliver a certificate of destruction to the Issuer. Subject to Section 2.07, the Issuers may not issue new Securities to replace Securities that they have paid or delivered to the Trustee for cancellation. If an Issuer or any Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.     DEFAULTED INTEREST.

            If the Issuers default in a payment of Accreted Value, principal or interest on the Securities, they shall pay interest in cash on overdue Accreted Value and principal and on overdue installments of interest (without regard to any applicable grace periods) at the rate shown on the Security on each interest payment date (to the holders of record of the applicable preceding Record Date).

SECTION 2.13.     CUSIP NUMBER.

            The Issuers in issuing the Securities will use a "CUSIP" numbers and the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.

SECTION 2.14.     DEPOSIT OF MONEYS.

            Prior to 10:00 a.m. New York City time on each Interest Payment Date and the Final Maturity Date, the Issuers shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Final Maturity Date, as the case may be. The Issuers shall deliver an Officer's Certificate to the Trustee no later than 3 business days prior to any payment date when Damage Amounts (as defined in the Registration Rights Agreement) are payable. Such certificate shall state the dollar amount payable per $1,000 aggregate principal amount at maturity of the Securities.

SECTION 2.15.     BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

            (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in EXHIBIT C.

            Members of, or participants in, the Depository ("PARTICIPANTS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under any Global Security, and the Depository may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of any Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a holder of any Security.

            (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.16. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities if (i) the Depository notifies the Issuers that it is unwilling or unable to continue as Depository for any Global Security and a successor Depository is not appointed by the Issuers within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Securities.

            (c) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b) of this Section 2.15, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall upon written instructions from the Issuers authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of authorized denominations.

            (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph
(b) of this Section 2.15 shall, except as otherwise provided by Section 2.16, bear the Private Placement Legend.

            (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 2.16.     REGISTRATION OF TRANSFERS AND EXCHANGES.

            (a) TRANSFER AND EXCHANGE OF PHYSICAL SECURITIES. When Physical Securities are presented to the Registrar with a request:

            (i)   to register the transfer of the Physical Securities; or

           (ii) to exchange such Physical Securities for an equal number of Physical Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if the requirements under this Indenture as set forth in this Section 2.16 for such transactions are met; PROVIDED, HOWEVER, that the Physical Securities presented or surrendered for registration of transfer or exchange:

            (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

           (II) in the case of Physical Securities the offer and sale of which have not been registered under the Securities Act, such Physical Securities shall be accompanied, in the sole discretion of the Issuers, by the following additional information and documents, as applicable:

            (A) if such Physical Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (substantially in the form of EXHIBIT D hereto); or

            (B) if such Physical Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, a certification to that effect (substantially in the form of EXHIBIT D hereto); or

            (C) if such Physical Security is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and a Transferee Certificate for Institutional Accredited Investors substantially in the form of EXHIBIT E hereto; or

            (D) if such Physical Security is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and a

                  Transferee Cer-
                  tificate for Regulation S Transfers substantially in the form of EXHIBIT F hereto and an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

            (E) if such Physical Security is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

            (F) if such Physical Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of EXHIBIT D hereto) and an Opinion of Counsel reasonably acceptable to the Issuers to the effect that such transfer is in compliance with the Securities Act.

            (b) RESTRICTIONS ON TRANSFER OF A PHYSICAL SECURITY FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY. A Physical Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar or co-Registrar of a Physical Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar or co-Registrar, together with:

            (A) certification, substantially in the form of EXHIBIT D hereto, that such Physical Security is being transferred (I) to a Qualified Institutional Buyer, (II) to an Accredited Investor or (III) in an offshore transaction in reliance on Regulation S; and

            (B) written instructions directing the Registrar or co-Registrar to make, or to direct the Depository to make, an endorsement on the applicable Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security, then the Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the principal amount at maturity of Securities represented by the applicable Global Security to be increased accordingly. If no Global Security representing Securities held by Qualified Institutional Buyers, Accredited Investors or Persons acquiring Securities in offshore transactions in reliance on Regulation S, as the case may be, is then outstanding, the Issuers shall issue and the Trustee shall, upon written instructions from the Issuers in accordance with Section 2.02, authenticate such a Global Security in the appropriate principal amount. The Issuers shall take such other actions as may be necessary to establish a Global Security.

            (c) TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. The transfer and exchange of Global Securities or beneficial interests therein shall be effected thought the Depository in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor. Upon receipt by the Registrar of written instructions, or such other instruction as is customary for the Depository, from the Depository or its nominee, requesting the registration of transfer of an interest in a QIB Global Security, an Accredited Investor Global Security or Regulation S Global Security, as the case may be, to another type of Global Security, together with the applicable Global Securities (or, if the applicable type of Global Security required to represent the interest as requested to be transferred is not then outstanding, only the Global Security representing the interest being transferred), the Registrar shall cancel such Global Securities (or Global Security) and the Issuers shall issue and the Trustee shall, upon written instructions from the Issuers in accordance with Section 2.02, authenticate new Global Securities of the types so cancelled (or the type so cancelled and applicable type required to represent the interest as requested to be transferred) reflecting the applicable increase and decrease of the principal amount at maturity of Securities represented by such types of Global Securities, giving effect to such transfer. If the applicable type of Global Security required to represent the interest as requested to be transferred is not outstanding at the time of such request, the Issuers shall issue and the Trustee shall, upon written instructions from the Issuers in accordance with Section 2.02, authenticate a new Global Security of such type in principal amount at maturity equal to the principal amount at maturity of the interest requested to be transferred.

            (d) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY FOR A PHYSICAL SECURITY.

            (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Physical Security. Upon receipt by the Registrar of written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Securities the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

                  (A) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification from such Person to that effect (substantially in the form of EXHIBIT D hereto); or

                  (B) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule l44A, a certification to that effect (substantially in the form of EXHIBIT D hereto); or

                  (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and a Certificate for Institutional Accredited Investors substantially in the form of EXHIBIT E hereto; or

                  (D) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and a Transferee Certificate for Regulation S Transfers Substantially in the form of EXHIBIT F hereto and an Opinion of Counsel reasonably satisfactory to the Is-suers to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of EXHIBIT D hereto) and an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of EXHIBIT D hereto) and an Opinion of Counsel reasonably satisfactory to the Issuers to the effect that such transfer is in compliance with the Securities Act, then the Registrar or co-Registrar will cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the aggregate principal amount at maturity of the applicable Global Security to be reduced and, following such reduction, the Issuers will execute and, upon receipt of an authentication order in the form of an Officers' Certificate in accordance with Section 2.02, the Trustee will authenticate and deliver to the transferee a Physical Security.

            (ii) Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.16(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar or co-Registrar in writing. The Registrar or co-Registrar shall deliver such Physical Securities to the Persons in whose names such Physical Securities are so registered.

            (e) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL SECURITIES. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

            (f) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless, and the Trustee is hereby authorized by an Officers' Certificate of the Issuers to deliver Securities without the Private Placement Legend if, (i) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act. Upon the effectiveness of a Registration Statement covering the Securities or a change in the status of a Registration Statement covering the Securities, the Issuers shall deliver an Officers' Certificate to the Trustee notifying the Trustee of such change and instructing the Trustee of the appropriate action to be taken in connection with such change.

            (g) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

            The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section 2.16 as required by law. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

SECTION 2.17.     DESIGNATION.

            The Indebtedness evidenced by the Securities and the Guarantees is hereby irrevocably designated as "senior indebtedness" or such other term denoting seniority for the purposes of any future Indebtedness of the Issuers or a Guarantor which the Issuers or a Guarantor makes subordinate to any senior indebtedness or such other term denoting seniority.

                                  ARTICLE THREE

                                   REDEMPTION


SECTION 3.01.     NOTICES TO TRUSTEE.

            If the Issuers elect to redeem Securities pursuant to Paragraph 5 or Paragraph 6 of the Securities, they shall notify the Trustee in writing of the Redemption Date, the Redemption Price and the principal amount at maturity of Securities to be redeemed. The Issuers shall give notice of redemption to the Paying Agent and Trustee at least 45 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02.     SELECTION OF SECURITIES TO BE REDEEMED.

            In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a PRO RATA basis, by lot (and in such manner as complies with applicable legal requirements) or by such method as the Trustee shall deem fair and appropriate; PROVIDED, however, that no Securities of a principal amount at maturity of $1,000 or less shall be redeemed in part; and PROVIDED, FURTHER, that if a partial redemption is made with the proceeds of a Public Equity Offering, selection of the Securities or portions thereof for redemption shall be made by the Trustee only on a PRO RATA basis or on as nearly a PRO RATA basis as is practicable (subject to the procedures of the Depository), unless such method is otherwise prohibited.

            The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount at maturity thereof to be redeemed. Securities in denominations of $1,000 principal amount at maturity or less may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 principal amount at maturity or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000 principal amount at maturity. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

            At least 30 days but not more than 60 days before a Redemption Date, the Issuers shall mail a notice of redemption by first class mail, postage prepaid, to each Holder whose Securities are to be redeemed at its registered address. At the Issuers' request made at least 45 days before the Redemption Date, the Trustee shall give the notice of redemption in the Issuers' name and at the Issuers' expense. Each notice for redemption shall identify the Securities to be redeemed and shall state:

            (1)   the Redemption Date;

            (2) the Redemption Price and the amount of accrued interest, if any, to be paid;

            (3)   the name and address of the Paying Agent;

            (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price plus accrued interest, if any;

            (5) that, unless the Issuers default in making the redemption payment, principal of Securities called for redemption ceases to accrete or interest on Securities called for redemption ceases to accrue, as the case may be, on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price, plus accrued and unpaid interest, if any, upon surrender to the Paying Agent of the Securities redeemed;

            (6) if any Security is being redeemed in part, the portion of the principal amount at maturity of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued;

            (7) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount at maturity of Securities to be redeemed and the aggregate principal amount at maturity of

      Securities to be outstanding after such partial redemption; and

            (8) the Paragraph of the Securities pursuant to which the Securities are to be redeemed; and

            (9) that no representation is made as to correctness or accuracy of the CUSIP number, if any, listed on such notice or printed on the Security.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.

            Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price (which shall include accrued interest thereon to the Redemption Date), but installments of interest, the maturity of which is on or prior to the Redemption Date, shall be payable to Holders of record at the close of business on the relevant Record Dates.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.

            On or before 10:00 a.m. New York Time on the Redemption Date, the Issuers shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of plus accrued interest, if any, on all Securities to be redeemed on that date.

            If the Issuers comply with the preceding paragraph, then, unless the Issuers default in the payment of such Redemption Price plus accrued interest, if any, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

SECTION 3.06.     SECURITIES REDEEMED IN PART.

            Upon surrender of a Security that is to be redeemed in part only, the Trustee shall upon written instruction from the Issuers authenticate for the Holder a new Security or Securities in a principal amount at maturity equal to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS


SECTION 4.01.     PAYMENT OF SECURITIES.

            The Issuers, jointly and severally, will pay the Accreted Value or principal of and interest on the Securities in the manner provided in the Securities. An installment of Accreted Value or principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date U.S. Legal Tender designated for and sufficient to pay the installment.

            The Issuers, jointly and severally, will pay, to the extent such payments are lawful, interest in cash on overdue Accreted Value or principal and it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate borne by the Securities. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

            Each of the Issuers will maintain in the Borough of Manhattan, The City of New York, the office or agency required under Section 2.03 (which may be an office or agency of the Trustee) where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.02. The Issuers hereby initially designate the office of Wilmington Trust Company, c/o Harris Trust Company of New York, 88 Pine Street, 19th Floor, Wall Street Plaza, New York, New York 10005, as their office or agency in the Borough of Manhattan, The City of New York.

SECTION 4.03.     LIMITATION ON RESTRICTED PAYMENTS.

            The Issuers will not make, and will not permit any of their Subsidiaries to, directly or indirectly, make, any Restricted Payment, unless:

            (a) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

            (b) immediately after giving pro forma effect to such Restricted Payment, the Issuers could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 4.04; and

            (c) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of (1) 100% of the Company's Cumulative EBITDA minus 1.4 times the Company's Cumulative Consolidated Interest Expense,
      (2) 100% of the aggregate Net Proceeds received by the Company from the issue or sale after the Issue Date of Capital Stock (other than Disqualified Capital Stock or Capital Stock of the Company issued to any Subsidiary of the Company) of the Company or any Indebtedness or other securities of the Company convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Company which has been so converted, exercised or exchanged, as the case may be, and (3) without duplication of any amounts included in clause (c)(2) above, 100% of the aggregate Net Proceeds received by the Company from any equity contribution from a holder of the Company's Capital Stock, excluding, in the case of clauses (c)(2) and (3), any Net Proceeds from a Public Equity Offering to the extent used to redeem the Securities. For purposes of determining under this clause (c) the amount expended for Restricted Payments, cash distributed shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

            The provisions of this covenant shall not prohibit (i) the payment of any distribution within 60 days after the date of declaration thereof, if at such date of declaration such payment would comply with the provisions of this Indenture, (ii) the repurchase, redemption or other acquisition or retirement of any shares of Capital Stock of the Company or Indebtedness subordinated to the Securities by conversion into, or by or in exchange for, shares of Capital Stock of the Company (other than Disqualified Capital Stock), or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other shares of Capital Stock of the Company (other than Disqualified Capital Stock), (iii) the redemption or retirement of Indebtedness of the Company subordinated to the Securities in exchange for, by conversion into, or out of the Net Proceeds of, a substantially concurrent sale or incurrence of Indebtedness of the Company (other than any Indebtedness owed to a Subsidiary) that is contractually subordinated in right of payment to the Securities to at least the same extent as the Indebtedness being redeemed or retired, (iv) the retirement of any shares of Disqualified Capital Stock of the Company by conversion into, or by exchange for, shares of Disqualified Capital Stock of the Company, or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other shares of Disqualified Capital Stock of the Company, (v) Permitted Tax Distributions and (vi) the forfeit of a deposit that was a Permitted Investment under clause (viii) of the definition of "Permitted Investment" at the time such deposit was made; provided that in calculating the aggregate amount of Restricted Payments made subsequent to the Issue Date for purposes of clause (c) of the immediately preceding paragraph, amounts expended pursuant to clauses (i), (ii) and (vi) shall be included in such calculation.

            Not later than the date of making any Restricted Payment, the Issuers shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by the covenant described above were computed, which calculations may be based upon the Issuers' latest available financial statements, and that no Default or Event of Default has occurred and is continuing and no Default or Event of Default will occur immediately after giving effect to any such Restricted Payments.

SECTION 4.04.     Limitation on Incurrence of
                  ADDITIONAL INDEBTEDNESS.

            The Issuers will not, and will not permit any of their Subsidiaries to, directly or indirectly, incur (as defined) any Indebtedness (including Acquired Indebtedness); PROVIDED that if no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness, the Issuers may incur Indebtedness (and the Company and its Subsidiaries may incur Acquired Indebtedness) if after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Issuers' Consolidated Leverage Ratio is less than 7.0 to 1. The accretion of original issue discount (and any accruals of interest) on the Securities shall not be deemed an incurrence of Indebtedness for purposes of this covenant.

            Notwithstanding the foregoing, the Issuers and their Subsidiaries may incur Permitted Indebtedness; PROVIDED that the Issuers will not incur any Permitted Indebtedness that ranks junior in right of payment to the Securities that has a maturity or mandatory sinking fund payment prior to the maturity of the Securities.

            The Issuers will not, and will not permit any of their Subsidiaries to, incur any Indebtedness which by its terms (or by the terms of any agreement governing such Indebtedness) is subordinated in right of payment to any other Indebtedness of the Issuers or any of their Subsidiaries unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinate in right of payment to the Securities or the Guarantee of such Subsidiary, as the case may be, pursuant to subordination provisions that are substantively identical to the subordination provisions of such Indebtedness (or such agreement) that are most favorable to the holders of any other Indebtedness of the Company or such Subsidiary, as the case may be.

SECTION 4.05.     CORPORATE EXISTENCE.

            Except as otherwise permitted by Article Five, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a limited liability company or corporation and the limited liability company, corporate, partnership or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the rights (charter and statutory) and material franchises of the Company and each of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise, or the corporate existence of any such Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and each of its Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.06.     PAYMENT OF TAXES AND OTHER CLAIMS.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any of its Subsidiaries or upon the income, profits or property of it or any of its Subsidiaries and (b) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability or Lien upon the property of it or any of its Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

SECTION 4.07.     MAINTENANCE OF PROPERTIES AND INSURANCE.

            (a) The Company shall cause all material properties owned by or leased by it or any of its Subsidiaries used or useful to the conduct of its business or the business of any of its Subsidiaries to be improved or maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section 4.07 shall prevent the Company or any of its Subsidiaries from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or any such Subsidiary concerned, or of an officer (or other agent employed by the Company or of any of its Subsidiaries) of the Company or any of its Subsidiaries having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any such Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders.

            (b) The Company shall maintain, and shall cause its Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses of similar size, including property and casualty loss, workers' compensation and interruption of business insurance.

SECTION 4.08.     COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.

            (a) The Issuers shall deliver to the Trustee, within 90 days after the close of each fiscal year and 45 days after the close of each of its first three fiscal quarters an Officers' Certificate stating that a review of the activities of the Company has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Issuers during such preceding fiscal year or fiscal quarter, as the case may be, have kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year or quarter, as the case may be, and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

            (b) The Issuers shall deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying the Default or Event of Default and describing its status with particularity.

SECTION 4.09.     COMPLIANCE WITH LAWS.

            The Company will comply, and will cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 4.10.     COMMISSION REPORTS.

            (a) The Issuers will file with the Commission all information, documents and reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act, whether or not the Issuers are subject to such filing requirements so long as the Commission will accept such filings. The Issuers will file with the Trustee within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuers file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Upon qualification of this Indenture under the TIA, the Issuers shall also comply with the provisions of TIA ss. 314(a).

            (b) Regardless of whether the Issuers are required to furnish such reports to its stockholders pursuant to the Exchange Act, the Issuers shall cause their consolidated financial statements, comparable to that which would have been required to appear in annual or quarterly reports, to be delivered to the Trustee and the Holders. The Issuers will also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request.

            (c) For so long as any of the Securities remain outstanding, the Issuers will make available to any prospective purchaser of the Securities or beneficial owner of the Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act during any period when the Company is not subject to Section 13 or 15(d) under the Exchange Act.

SECTION 4.11.     WAIVER OF STAY, EXTENSION OR USURY LAWS.

            The Issuers covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Issuers from paying all or any portion of the Accreted Value or principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and (to the extent that they may lawfully do so) the Issuers hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.12.     LIMITATION ON TRANSACTIONS WITH AFFILIATES.

            The Issuers will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (each, an "AFFILIATE TRANSACTION") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date unless (i) such Affiliate Transaction is between or among the Issuers and their Wholly Owned Subsidiaries; or (ii) the terms of such Affiliate Transaction are fair and reasonable to the Issuers or such Sub-sidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Issuers or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction (or any series of related Affiliate Transactions which are similar or part of a common plan) involving an amount or having a fair market value in excess of $1 million which is not permitted under clause (i) above, the Issuers must obtain a resolution of the Board of Directors of the Issuers certifying that such Affiliate Transaction complies with clause (ii) above. In any Affiliate Transaction (or any series of related Affiliate Transactions which are similar or part of a common plan) involving an amount or having a fair market value in excess of $5 million which is not permitted under clause (i) above, the Issuers must obtain a favorable written opinion as to the fairness of such transaction or transactions, as the case may be, from an Independent Financial Advisor.

            The foregoing provisions will not apply to (i) any Restricted Payment that is not prohibited by the provisions of Section 4.03, or (ii) reasonable fees, compensation and equity incentives in the form of Capital Stock (other than Disqualified Capital Stock) paid to and indemnity provided on behalf of, officers, directors or employees of the Issuers or any Subsidiary of the Issuers as determined in good faith by the Company's Board of Directors or senior management or (iii) any agreement as in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby (including pursuant to any amendment thereto) in any replacement agreement thereto so long as any such amendment or replacement agreement is not more disadvantageous to the holders in any material respect than the original agreement as in effect on the Issue Date or (iv) any affiliation agreements with the WB Television Network.

SECTION 4.13.     LIMITATION ON INVESTMENTS.

            The Issuers will not, and will not permit any of their Subsidiaries to, make any Investment other than (i) a Permitted Investment or (ii) an Investment that is made as a Restricted Payment in compliance with Section 4.03 after the Issue Date.

SECTION 4.14.     LIMITATION ON CAPITAL STOCK OF SUBSIDIARIES.

            The Issuers will not (i) sell, pledge, hypothecate or otherwise convey or dispose of any Capital Stock of a Subsidi-ary of the Company or (ii) permit any of its direct Subsidiaries to issue any Capital Stock other than to the Issuers or a Wholly Owned Subsidiary of the Issuers. The foregoing restrictions shall not apply to either (x) an Asset Sale made in compliance with Section 4.17 or the issuance of Preferred Stock in compliance with Section 4.18 or (y) a Permitted Lien. In no event will the Company sell, pledge, hypothecate or otherwise convey or dispose of any Capital Stock of Finance or will Finance sell any Capital Stock.

SECTION 4.15.     LIMITATION ON LIENS.

            The Issuers will not, and will not permit any of their Subsidiaries to, create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind (other than Permitted Liens) upon any property or asset of the Issuers or any of their Subsidiaries or any shares of Capital Stock or Indebtedness of any Subsidiary (other than Indebtedness of a Guarantor pledged to secure other Indebtedness incurred in accordance with this Indenture) of the Issuers which owns property or assets, now owned or hereafter acquired, unless
(i) if such Lien secures Indebtedness which is pari passu with the Securities or the Guarantee of a Guarantor, then the Securities or such Guarantee, as the case may be, are secured on an equal and ratable basis with the obligations so secured until such time as such obligation is no longer secured by a Lien or
(ii) if such Lien secures Indebtedness which is subordinated to the Securities or the Guarantee of a Guarantor, any such Lien shall be subordinated to a Lien securing the Securities or such Guarantee, as the case may be, to the same extent as such Indebtedness is subordinated to the Securities.

SECTION 4.16.     CHANGE OF CONTROL.

            Upon the occurrence of a Change of Control, the Issuers shall be obligated to make an offer to purchase (the "CHANGE OF CONTROL OFFER") each Holder's outstanding Securities at a purchase price (the "CHANGE OF CONTROL PURCHASE PRICE") equal to (x) 101% of the Accreted Value thereof, if the Change of Control Payment Date (as defined) is on or prior to September 30, 2000, or
(y) 101% of the principal amount at maturity, plus accrued and unpaid interest, if any, to the Change of Control Payment Date, if the Change of Control Payment Date is after September 30, 2000, in each case in accordance with the procedures set forth below.

            Within 20 days of the occurrence of a Change of Control, the Issuers shall (i) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News

Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Securities, at the address appearing in the register maintained by the Registrar of the Securities, a notice stating:

            (1) that the Change of Control Offer is being made pursuant to this covenant and that all Securities tendered will be accepted for payment;

            (2) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 45 days from the date such notice is mailed (the "CHANGE OF CONTROL PAYMENT DATE"));

            (3) that any Security not tendered will continue to accrete Accreted Value or accrue interest, as the case may be;

            (4) that, unless the Issuers default in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrete Accreted Value or accrue interest, as the case may be, after the Change of Control Payment Date;

            (5) that Holders accepting the offer to have their Securities purchased pursuant to a Change of Control Offer will be required to surrender the Securities to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

            (6) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase, and a statement that such Holder is withdrawing his or her election to have such Securities purchased;

            (7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount at maturity to the unpurchased portion principal amount at maturity of the Securities surrendered;

            (8) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

            (9)   the name and address of the Paying Agent.

            On the Change of Control Payment Date, the Issuers shall, to the extent lawful, (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof tendered to the Issuers. The Paying Agent shall promptly mail to each holder of Securities so accepted payment in an amount equal to the purchase price for such Securities, and the Issuers shall execute and issue, and the Trustee shall promptly authenticate and mail to such holder, a new Security equal in principal amount at maturity to any unpurchased portion of the Securities surrendered; PROVIDED that each such new Security shall be issued in an original principal amount in denominations of $1,000 principal amount at maturity and integral multiples thereof.

            If either Issuer or any Subsidiary thereof has issued any outstanding (i) Indebtedness that is subordinated in right of payment to the Securities or (ii) Preferred Stock, and such Issuer or such Subsidiary is required to make a change of control offer or to make a distribution with respect to such subordinated Indebtedness or Preferred Stock in the event of a Change of Control, the Issuers shall not consummate any such offer or distribution with respect to such subordinated Indebtedness or Preferred Stock until such time as the Issuers shall have paid the Change of Control Purchase Price in full to the Holders of Securities that have accepted the Issuers' Change of Control Offer and shall otherwise have consummated the Change of Control Offer made to Holders of the Securities and the Issuers will not issue Indebtedness that is subordinated in right of payment to the Securities or Preferred Stock with change of control provisions requiring the payment of such Indebtedness or Preferred Stock prior to the payment of the Securities in the event of a Change in Control under this Indenture.

            The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under this Indenture by virtue thereof.

SECTION 4.17.     LIMITATION ON ASSET SALES.

            The Issuers will not, and will not permit any of their Subsidiaries to, consummate an Asset Sale unless (i) the Issuers or such applicable Subsidiary, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by the Board of Directors of the Company, and evidenced by a board resolution); (ii) not less than 80% of the consideration received by the Company or such applicable Subsidiary, as the case may be, is in the form of cash or Cash Equivalents other than in the case where the Company is undertaking a Permitted Asset Swap; and (iii) the Asset Sale Proceeds received by the Company or such Subsidiary are applied (a) first, to the extent the Company or any such Subsidiary, as the case may be, elects, or is required, to prepay, repay or purchase indebtedness under the Senior Credit Facility within 180 days following the receipt of the Asset Sale Proceeds from any Asset Sale; PROVIDED that any such repayment shall result in a permanent reduction of the commitments thereunder in an amount equal to the principal amount so repaid; (b) second, to the extent of the balance of Asset Sale Proceeds after application as described above, to the extent the Company elects, to an investment in assets (including Capital Stock or other securities purchased in connection with the acquisition of Capital Stock or property of another Person) used or useful in businesses similar or ancillary to the business of the Company or any such Subsidiary as conducted on the Issue Date; PROVIDED that (1) such investment occurs or the Company or any such Subsidiary enters into contractual commitments to make such investment, subject only to customary conditions (other than the obtaining of financing), within 180 days following receipt of such Asset Sale Proceeds and (2) Asset Sale Proceeds so contractually committed are so applied within 270 days following the receipt of such Asset Sale Proceeds; and (c) third, if on such 180th day in the case of clauses (iii)(a) and (iii)(b)(1) or on such 270th day in the case of clause
(iii)(b)(2) with respect to any Asset Sale, the Available Asset Sale Proceeds exceed $5 million, the Company shall apply an amount equal to such Available Asset Sale Proceeds to an offer to repurchase the Securities, at a purchase price in cash equal to 100% of the Accreted Value thereof plus accrued and unpaid interest, if any, to the purchase date (an "EXCESS PROCEEDS OFFER"). If an Excess Proceeds Offer is not fully subscribed, the Company may retain the portion of the Available Asset Sale Proceeds not required to repurchase Securities.

            If the Issuers are required to make an Excess Proceeds Offer, the Issuers shall mail, within 30 days following the date specified in clause
(iii)(c) above, a notice to the holders stating, among other things:

            (1) that such holders have the right to require the Issuers to apply the Available Asset Sale Proceeds to repurchase such Securities at a purchase price in cash equal to (x) 100% of the Accreted Value thereof, if the applicable purchase date is on or prior to September 30, 2000, or (y) 100% of the principal amount at maturity thereof, plus accrued and unpaid interest, if any, to the purchase date, if the purchase date is after September 30, 2000;

            (2) the purchase date, which shall be no earlier than 30 days and not later than 45 days from the date such notice is mailed;

            (3) the instructions that each holder must follow in order to have such Securities purchased;

            (4) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the purchase of such Securities;

            (5) that if the Accreted Value of Securities tendered in the Asset Sale Offer exceeds the aggregate amount of Available Asset Sale Proceeds, the Issuers shall select the Securities to be purchased on a pro rata basis;

            (6) that any Security not tendered will continue to accrete Accreted Value and accrue interest;

            (7) that, unless the Issuers default in making payment therefor, any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrete Accreted Value and accrue interest after the purchase date;

            (8) that Holders electing to have a Security purchased pursuant to the Asset Sale Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Asset Sale Offer purchase date;

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

            (9) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Asset Sale Offer purchase date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount at maturity of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased; and

            (10) that Holders whose Securities are purchased only in part will be issued new Securities in a principal amount at maturity equal to the unpurchased portion of the Securities surrendered.

            On or before the Asset Sale Offer  purchase  date, the Issuers shall
(i) accept for payment Securities or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price, plus accrued interest, if any, of all Securities to be purchased and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, plus accrued interest, if any, thereon. For purposes of this
Section 4.13, the Trustee shall act as the Paying Agent.

            In the event of the transfer of substantially all of the property and assets of the Issuers and their Subsidiaries as an entirety to a Person in a transaction permitted under Article Five, the successor Person shall be deemed to have sold the properties and assets of the Issuers and their Subsidiaries not so transferred for purposes of this covenant, and shall comply with the provisions of this covenant with respect to such deemed sale as if it were an Asset Sale.

            The Issuers shall comply with all tender offer rules under state and federal securities laws, including, but not limited to, Section 14(e) under the Exchange Act and Rule l4e-1 thereunder, to the extent applicable to such offer. To the extent that the provisions of any securities laws or regulations conflict with the foregoing provisions of this Indenture, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the foregoing provisions of this Indenture by virtue thereof.

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


SECTION 4.18.     Limitation on Preferred Stock of
                  SUBSIDIARIES.

            The Issuers will not permit any of their Subsidiaries to issue any Preferred Stock (except Preferred Stock issued to the Company or a Wholly Owned Subsidiary of the Company) or permit any Person (other than the Company or a Wholly Owned Subsidiary of the Company) to hold any such Preferred Stock unless the Company or such Subsidiary would be entitled to incur or assume Indebtedness under Section 4.04 (other than Permitted Indebtedness) in the aggregate principal amount equal to the aggregate liquidation value of the Preferred Stock to be issued.

SECTION 4.19.     Limitation on Sale and Lease-Back
                  TRANSACTIONS.

            The Issuers will not, and will not permit any of their Subsidiaries to, enter into any Sale and Lease-Back Transaction unless (i) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold, as determined in good faith by the Board of Directors of the Company and evidenced by a Board Resolution and (ii) the Issuers could incur the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction in compliance with Section 4.04.

SECTION 4.20.     LIMITATION ON CONDUCT OF BUSINESS.

            The Issuers and their Subsidiaries will not engage in any businesses which are not the same, similar or related to the businesses in which the Company and its Subsidiaries are engaged in on the Issue Date.

SECTION 4.21.     LIMITATION ON CREATION OF SUBSIDIARIES.

            The Issuers shall not create or acquire, nor permit any of their Subsidiaries to create or acquire, any Subsidiary other than a Subsidiary that is acquired or created in connection with the acquisition by the Company of a media related business or asset; PROVIDED, HOWEVER, that each Subsidiary acquired or created shall at the time it has either assets or stockholder's equity in excess of $5,000 have evidenced its Guarantee in accordance with Article Eleven with such documentation satisfactory in form and substance to the Trustee relating thereto as the Trustee shall require, including, without limitation, a supplement or amendment to this Indenture and Opinions of Counsel as to the enforceability of such Guarantee,

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

pursuant to which such Subsidiary shall become a Guarantor in accordance with Article Eleven.

SECTION 4.22.     LIMITATION ON CONDUCT OF BUSINESS OF FINANCE.

            Finance will not own any operating assets or other properties or conduct any business other than to serve as an Issuer and an obligor on the Securities.

SECTION 4.23.     PAYMENTS FOR CONSENT.

            The Issuers will not, and will not permit any of their Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all holders of the Securities which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION


SECTION 5.01.     MERGERS, CONSOLIDATIONS AND SALE OF ASSETS.

            (a) Neither of the Issuers will consolidate with, merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless (in the case of the Company): (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are sold, assigned, transferred, leased, conveyed or otherwise disposed of shall be a corporation or a limited liability company organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company under this Indenture and the Securities and the obligations thereunder shall remain in full force and effect; PROVIDED, that at any time the Company or its successor is a limited liability company, there shall be a co-issuer of the Securities that is a corporation; (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis, the Consolidated Net Worth of the Company or the surviving entity as the case may be is at least equal to the Consolidated Net Worth of the Company immediately before such transaction or series of transactions; and (iv) immediately after giving effect to such transaction on a pro forma basis the Company or such Person could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 4.04. In connection with any consolidation, merger or transfer of assets contemplated by this provision, the Issuers shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

            (b) For purposes of the foregoing paragraph (a), the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

            (c) No Guarantor (other than a Guarantor whose Guarantee is to be released in accordance with the terms of Section 4.17 shall consolidate or merge with or into any other Person unless (i) the Person surviving such merger (if other than the Guarantors) is a corporation or limited liability company organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of such Guarantor under this Indenture and such Guarantee and the obligations thereunder shall remain in full force and effect;
(ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company is at least equal to the Consolidated Net Worth of the Company immediately before such transaction.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

            Upon any such consolidation, merger, conveyance, lease or transfer in accordance with the foregoing provisions of this Article Five, the successor Person formed by such consolidation or into which the applicable Issuer is merged or to which such conveyance, lease or transfer is made will succeed to, and be substituted for, and may exercise every right and power of, such Issuer under this Indenture and the Securities with the same effect as if such successor had been named as such Issuer therein, and thereafter (except in the case of a sale, assignment, transfer, lease, conveyance or other disposition) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture, the Securities and the Registration Rights Agreement; PROVIDED that solely for purposes of computing amounts described in
Section 4.03, any successor Person shall only be deemed to have succeeded to and be substituted for such Issuer with respect to periods subsequent to the effective time of such merger, consolidation or transfer of assets.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES


SECTION 6.01.     EVENTS OF DEFAULT.

            An "Event of Default" occurs if:

            (a) there is a default in payment of any Accreted Value, principal of, or premium, if any, on the Securities whether at maturity, upon redemption or otherwise;

            (b) there is a default for 30 days in payment of any interest on the Securities;

            (c) there is a default by the Issuers or any Subsidiary of the Company in the observance or performance of any other covenant in the Securities or this Indenture for 30 days after written notice from the Trustee or the Holders of not less than 25% in aggregate principal amount at maturity of the Securities then outstanding (except in the case of a default with respect to Section 4.16 or Article Five which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

            (d) there is a failure to pay when due principal, interest or premium in an aggregate amount of $5 million or more with respect to any Indebtedness of the Issuers or any Subsidiary thereof, or the acceleration of any such Indebtedness aggregating $5 million or more which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice as provided in this Indenture, or such acceleration shall not be rescinded or annulled within 20 days after written notice as provided in this Indenture;

            (e) any final judgment or judgments which can no longer be appealed for the payment of money in excess of $5 million shall be rendered against the Issuers or any Subsidiary thereof, and shall not be discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

            (f) the Company or any of its Subsidiaries (i) admits in writing its inability to pay its debts generally as they become due, (ii) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (iii) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (iv) consents to the appointment of a Custodian of it or for substantially all of its property, (v) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it,
      (vi) makes a general assignment for the benefit of its creditors or (vii) takes any partnership or corporate action, as the case may be, to authorize or effect any of the foregoing;

            (g) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any Bankruptcy Law, which shall
      (i) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any of its Subsidiaries, (ii) appoint a Custodian of the Company or any of its Subsidiaries or for substantially all of any of their property or (iii) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (h) any Guarantee ceases to be in full force and effect or any Guarantee is declared to be null and void and unenforceable or any Guarantee of a Significant Subsidiary is found to be invalid or any Guarantor which is a Significant Subsidiary denies its liability under its Guarantee (other than by reason of release of such Guarantor in accordance with the terms of this Indenture).

SECTION 6.02.     ACCELERATION.

            If an Event of Default (other than an Event of Default specified in clause (f) or (g) above) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount at maturity of outstanding Securities may declare the Accreted Value of, premium, if any, and accrued and unpaid interest, if any, on all the Securities to be due and payable by notice in writing to the Issuers and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration", and the same shall become immediately due and payable. If an Event of Default specified in clause (f) or
(g) above occurs and is continuing, then all unpaid Accreted Value of, and premium, if any, and accrued and unpaid interest, if any, on all of the outstanding Securities shall IPSO FACTO become and be immediately due and payable without any declaration or other at on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration with respect to the Securities as described in the preceding paragraph, the Holders of a majority in principal amount at maturity of the Securities may rescind and cancel such declaration and its consequences (a) if the rescission would not conflict with any judgment or decree, (b) if all existing Events of Default have been cured or waived except nonpayment of Accreted Value, premium or interest that has become due solely because of the acceleration, (c) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue Accreted Value, which has become due otherwise than by such declaration of acceleration, has been paid, (d) if the Issuers have paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (e) in the event of the cure or waiver of an Event of Default of the type described in clause (f) or (g) of the description of Events of Default above, the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Event of Default has been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03.     OTHER REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

            Subject to Sections 2.09, 6.07 and 9.02, the Holders of not less than a majority in principal amount at maturity of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of Accreted Value or principal of or interest on any Security as specified in clauses (a) and (b) of Section 6.01. The Issuers shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. When a Default or Event of Default is waived, it is cured and ceases.

SECTION 6.05.     CONTROL BY MAJORITY.

            The Holders of not less than a majority in principal amount at maturity of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. Subject to Section 7.01, however, the Trustee may refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; PROVIDED that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole dis-

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

cretion against any loss or expense caused by taking such action or following such direction.

SECTION 6.06.     LIMITATION ON SUITS.

            A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holder or Holders of at least 25% in principal amount at maturity of the outstanding Securities make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 30 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

            (5) during such 30-day period the Holder or Holders of a majority in principal amount at maturity of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07.     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

            Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of Accreted Value or principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

            If an Event of Default in payment of Accreted Value or principal or interest specified in clause (a) or (b) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust

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

against the Issuers or any other obligor on the Securities for the whole amount of Accreted Value or principal and accrued interest and fees remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate PER ANNUM borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relating to the Issuers, their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any
Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.     PRIORITIES.

            If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

            First:  to the Trustee for amounts due under Section 7.07;

            Second: to Holders for amounts due and unpaid on the Securities for Accreted Value or principal and interest, ratably, without preference or priority of any kind, ac-

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


cording to the amounts due and payable on the Securities for Accreted Value or principal and interest, respectively; and

            Third: to the Issuers or the Guarantors, as their respective interests may appear.

            The Trustee, upon prior notice to the Issuers, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount at maturity of the outstanding Securities.


                                  ARTICLE SEVEN

                                     TRUSTEE


SECTION 7.01.     DUTIES OF TRUSTEE.

            (a) If an Event of Default actually known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. The Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request of any of the Holders of Securities, unless they shall have offered to the Trustee security and indemnity satisfactory to it.

            (b) Except during the continuance of an Event of Default actually known to a Responsible Officer the Trustee:

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


            (1) The Trustee need perform only those duties as are specifically set forth herein and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions and such other documents delivered to it pursuant to Section 12.04 hereof furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.01.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

            (e) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section 7.01.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee

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


need not be segregated from other funds except to the extent required by law.

SECTION 7.02.     RIGHTS OF TRUSTEE.

            Subject to Section 7.01:

            (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

            (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel, which shall conform to the provisions of Section 12.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

            (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than an agent who is an employee of the Trustee) appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

            (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.


SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise

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


deal with the Issuers, their respective Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections
7.10 and 7.11.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuers' use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuers in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication. The Trustee makes no representations with respect to the effectiveness or adequacy of this Indenture or the Securities.

SECTION 7.05.     NOTICE OF DEFAULT.

            If a Default or an Event of Default occurs and is continuing and the Trustee receives actual notice of such event, the Trustee shall mail to each Securityholder, as their names and addresses appear on the Securityholder list described in Section 2.05, notice of the uncured Default or Event of Default within 60 days after the Trustee receives such notice. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security, including the failure to make payment on (i) the Change of Control Payment Date pursuant to a Change of Control Offer or (ii) the Asset Sale Offer payment date pursuant to an Asset Sale Offer, or the Trustee may withhold the notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determines that withholding the notice is in the interest of the Securityholders.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS.

            This Section 7.06 shall not be operative as a part of this Indenture until this Indenture is qualified under the TIA, and, until such qualification, this Indenture shall be construed as if this Section 7.06 were not contained herein.

            Within 60 days after each October 1, the Trustee shall, to the extent that any of the events described in TIA ss. 313(a) occurred within the previous twelve months, but not otherwise, mail to each Securityholder a brief report dated as

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


of such October 1 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss.ss. 313(b) 313(c) and 313(d).

            A copy of each report at the time of its mailing to Securityholders shall be mailed to the Issuers and filed with the Commission and each securities exchange, if any, on which the Securities are listed.

            The Issuers shall notify the Trustee if the Securities become listed on any securities exchange or of any delisting thereof.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

            The Issuers shall pay to the Trustee from time to time such compensation for its services hereunder (which shall be agreed to from time to time by the Issuers and the Trustee). The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers, jointly and severally, shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for its services, except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or willful misconduct. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 8.01 hereof.

            The Issuers, jointly and severally, shall indemnify the Trustee and each predecessor trustee for, and hold it harmless against, any loss, liability, claim, damage or expense incurred by the Trustee without negligence or willful misconduct on its part arising out of or in connection with the administration of this trust and its duties under this Indenture, including the reasonable expenses and attorneys' fees of defending itself against any claim of liability arising hereunder. The Trustee shall notify the Issuers promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Issuers' expense. The Issuers need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee if such violation arose from the Trustee's negligence or willful misconduct.

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

            To secure the Issuers' payment obligations in this Section 7.07, the Trustee shall have a senior claim and lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee.

            When the Trustee incurs expenses or renders services after an Event of Default specified in clause (f) or (g) of Section 6.01 occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Issuers' obligations under this
Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Issuers' obligations pursuant to Article Eight and any rejection or termination under any Bankruptcy Law.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

            The Trustee may resign at any time by so notifying the Issuers in writing. The Holders of a majority in principal amount at maturity of the outstanding Securities may remove the Trustee by so notifying the Issuers and the Trustee in writing and may appoint a successor trustee with the Issuers' consent. The Company may remove the Trustee if:

            (1)   the Trustee fails to comply with Section 7.10;

            (2)   the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4)   the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount at maturity of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Immediately after that, the retiring Trustee shall

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


transfer,  after  payment  of all sums then  owing to the  Trustee  pursuant  to
Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of at least 10% in principal amount at maturity of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

            This Indenture shall always have a Trustee who satisfies the requirement of TIA ss.ss. 310(a)(1) and 310(a)(5). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); PROVIDED, HOWEVER, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuers are outstanding, if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

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


SECTION 7.11.     Preferential Collection of
                  CLAIMS AGAINST COMPANY.

            The Trustee, in its capacity as Trustee hereunder, shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.


                                  ARTICLE EIGHT

                   SATISFACTION AND DISCHARGE OF INDENTURE


SECTION 8.01.     LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

            (a) The Issuers may, at their option by Board Resolutions, at any time, with respect to the Securities, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities upon compliance with the conditions set forth in paragraph (d).

            (b) Upon the Issuers' exercise under paragraph (a) of the option applicable to this paragraph (b), the Issuers and the Guarantors shall be deemed to have been released and discharged from their obligations with respect to the outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and any Guarantor's obligations in respect thereof, and (ii) obligations listed in Section 8.03, subject to compliance with this Section 8.01. The Issuers may exercise their option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Securities.

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

            (c) Upon the Issuers' exercise under paragraph (a) of the option applicable to this paragraph (c), the Issuers shall be released and discharged from its obligations under any covenant contained in Article Five and in Sections 4.03 through 4.23 with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Issuers, their Subsidiaries and any Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(c), nor shall any event referred to in
Section 6.01(d), (e), (h) or (i) thereafter constitute a Default or an Event of Default thereunder but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

            (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities:

            (1) The Issuers shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance satisfactory to the Trustee, U.S. Legal Tender or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged ("U.S. GOVERNMENT OBLIGATIONS") maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of the reinvestment of such interest and after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, to pay the principal of, premium, if any, and interest on all the

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


outstanding Securities on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and of the Securities;

            (2) Such deposits shall not cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA;

            (3) The Trustee shall have received Officers' Certificates stating that no Default or Event of Default or event which with notice or lapse of time or both would become a Default or an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Section 6.01(f) or (g) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (4) The Trustee shall have received Officers' Certificates stating that such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other material instrument or agreement to which either Issuer or any of their Subsidiaries is a party or by which it or its property is bound;

            (5) (i) In the event the Issuers elect paragraph (b) hereof, the Issuers shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee to the effect that (A) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that Holders of the Securities will not recognize income gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income taxes in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, or (ii) in the event the Issuers elect paragraph (c) hereof, the Issuers shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to Federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

            (6) The deposit shall not result in either Issuer, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940;

            (7) The Issuers shall have delivered to the Trustee an Officer's Certificate, in form and substance reasonably satisfactory to the Trustee, stating that the deposit under clause (1) was not made by the Issuers or any Subsidiary of either Issuer with the intent of preferring the Holders over any other creditors of the Issuers defeating, hindering, delaying or defrauding any other creditors of the Issuers or any Subsidiary of either Issuer or others;

            (8) The Issuers shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the trust funds will not be subject to the rights of holders of Indebtedness of either Issuer or any Guarantor other than the Securities and (B) assuming no intervening bankruptcy of either Issuer between the date of deposit and the 91st day following the deposit and that no Holder of Securities is an insider of either Issuer, after the passage of 90 days following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

            (9) The Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
      Section 8.01 have been complied with; PROVIDED, HOWEVER, that no deposit under clause (1) above shall be effective to terminate the obligations of the Issuers under the Securities or this Indenture prior to 90 days following any such deposit.

            In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Issuers must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Issuers.

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


SECTION 8.02.     SATISFACTION AND DISCHARGE.

            This Indenture will be discharged and will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of the Securities, as expressly provided for in this Indenture) as to all outstanding Securities when:

            (1) either (a) all the Securities, theretofore authenticated and delivered (except lost, stolen or destroyed Securities which have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation or (b) all Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Issuers have irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities to the date of deposit together with irrevocable instructions from the Issuers directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

            (2) the Issuers have paid all other sums payable under this Indenture by the Issuers; and

            (3) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 8.03.     SURVIVAL OF CERTAIN OBLIGATIONS.

            Notwithstanding the satisfaction and discharge of this Indenture and of the Securities referred to in Section 8.01 or 8.02, the respective obligations of the Issuers and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10, 2.12, 2.13, 4.01, 4.02, 6.07, Article Seven, Sections
8.05, 8.06 and 8.07 shall survive until the Securities are no longer outstanding, and thereafter the obligations of the Issuers and the Trustee under Sections 7.07, 8.05, 8.06 and 8.07 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

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

SECTION 8.04.     ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

            Subject to Section 8.07, after (i) the conditions of Section 8.01 or
8.02 have been satisfied, (ii) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers and (iii) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Issuers' and the Guarantors' obligations under this Indenture except for those surviving obligations specified in Section 8.03.

SECTION 8.05.     APPLICATION OF TRUST ASSETS.

            The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it pursuant to this Article Eight in the irrevocable trust established pursuant to Section 8.01. The Trustee shall apply the deposited U.S. Legal Tender or the U.S. Government Obligations, together with earnings thereon, through the Paying Agent, in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 8.01, to the payment of principal of and interest on the Securities. The U.S. Legal Tender or U.S. Government Obligations so held in trust and deposited with the Trustee in compliance with Section 8.01 shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all Holders entitled thereto.

SECTION 8.06.     Repayment to the Issuers or
                  THE GUARANTORS; UNCLAIMED MONEY

            Subject to Sections 7.07 and 8.01, the Trustee shall promptly pay to the Issuers , or if deposited with the Trustee by any Guarantor, to such Guarantor, upon receipt by the Trustee of an Officers' Certificate, any excess money, determined in accordance with Section 8.01, held by it at any time. The Trustee and the Paying Agent shall pay to the Issuers or any Guarantor, as the case may be, upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for one year after payment to the Holders is required; PROVIDED, HOWEVER, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Issuers cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled

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

to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Issuers. After payment to the Issuers or any Guarantor, as the case may be, Securityholders entitled to money must look solely to the Issuers and the Guarantors for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 8.07.     REINSTATEMENT.

            If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Issuers' and each Guarantor's, if any, obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with this Indenture; PROVIDED, HOWEVER, that if the Issuers or the Guarantors, as the case may be, have made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Issuers or the Guarantors, as the case may be, shall be, subrogated to the rights of the holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


SECTION 9.01.     WITHOUT CONSENT OF HOLDERS.

            The Issuers, the Guarantors and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any
Securityholder:

            (1)   to cure any ambiguity, defect or inconsistency;

            (2) to evidence the succession in accordance with Article Five hereof of another Person to an Issuer and the

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

assumption by any such successor of the covenants of the such Issuer herein and in the Securities;

            (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

            (4) to make any other change that does not materially and adversely affect the rights of any Securityholders;

            (5) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA; or

            (6) to add or release any Guarantor pursuant to the terms of this Indenture.

PROVIDED that the Issuers have delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that such amendment or supplement complies with the provisions of this Section 9.01.

SECTION 9.02.     WITH CONSENT OF HOLDERS.

            Subject to Section 6.07, the Issuers, the Guarantors and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount at maturity of the outstanding Securities, may amend or supplement this Indenture or the Securities, without notice to any other Securityholders. Subject to Section 6.07, the Holder or Holders of a majority in aggregate principal amount at maturity of the outstanding Securities may waive compliance by the Issuers with any provision of this Indenture or the Securities without notice to any other Securityholder. Without the consent of each Securityholder affected, however, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may:

            (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement, or waiver to this Indenture;

           (ii) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Security;

          (iii) reduce the Accreted Value of or premium on or change the stated maturity of any Security or change the date on which any Securities may be subject to redemption

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

      or repurchase or reduce the redemption or repurchase price therefor;

           (iv) make any Security payable in money other than that stated in the Security or change the place of payment from New York, New York;

            (v) waive a default on the payment of the Accreted Value of, interest on, or redemption payment with respect to any Security;

           (vi) make any change in provisions of this Indenture protecting the right of each Holder of Securities to receive payment of Accreted Value of and interest on such Security on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount at maturity of Securities to waive Defaults or Events of Default;

          (vii)   make any changes in Section 6.04, 6.07 or this Section 9.02;

         (viii) modify or change any provision of this Indenture or the related definitions affecting the ranking of the Securities or any Guarantee, in a manner which adversely affects the Holders;

           (ix) amend, modify or change in any material respect the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Excess Proceeds Offer with respect to any Asset Sale that has been consummated or, modify any of the provisions or definitions with respect thereto; or

            (x) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

            After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuers to mail such notice, or any defect therein, shall not, however, in any

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


way impair or affect the validity of any such supplemental indenture.

SECTION 9.03.     COMPLIANCE WITH TIA.

            From the date on which this Indenture is qualified under the TIA, every amendment, waiver or supplement of this Indenture, the Securities or the Guarantees shall comply with the TIA as then in effect.

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

            Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by notice to the Trustee or the Issuers received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

            The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(i) through (x) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of Accreted Value or principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

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

SECTION 9.05.     NOTATION ON OR EXCHANGE OF SECURITIES.

            If an amendment, supplement or waiver changes the terms of a Security, the Issuers may require the Holder of the Security to deliver it to the Trustee. The Issuers may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Issuers or the Trustee so determines, the Issuers in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

            The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; PROVIDED that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture and constitutes the legal, valid and binding obligations of the Issuers enforceable in accordance with its terms. Such Opinion of Counsel shall be at the expense of the Issuers, and the Trustee shall have a Lien under
Section 7.07 for any such expense.


                                   ARTICLE TEN

                             [INTENTIONALLY OMITTED]


                                 ARTICLE ELEVEN

                                    GUARANTEE


SECTION 11.01.    UNCONDITIONAL GUARANTEE.

            Each Guarantor hereby unconditionally guarantees (such guarantee to be referred to herein as a "GUARANTEE"), on a senior basis jointly and severally, to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the Securities or the Obligations of the Issuers hereunder or thereunder, that: (i) the Accreted Value or principal of and interest on the Se-

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

curities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue Accreted Value or principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other Obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 11.03. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuers, and action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of either Issuer, any right to require a proceeding first against either Issuer, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Securityholder or the Trustee is required by any court or otherwise to return to the Issuers, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either Issuer or any Guarantor, any amount paid by either Issuer or any Guarantor to the Trustee or such Securityholder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

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

SECTION 11.02.    SEVERABILITY.

            In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.03.    LIMITATION OF GUARANTOR'S LIABILITY.

            Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 11.05, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

SECTION 11.04.    Guarantors May Consolidate,
                  ETC., ON CERTAIN TERMS.

            (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into either Issuer or another Guarantor or shall prevent any sale of assets or conveyance of the property of a Guarantor as an entirety or substantially as an entirety, to either Issuer or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

            (b) Upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all its assets) to a Person which is not a Subsidiary of the Company and which sale or disposition is otherwise in compliance with Section 4.17 and the other terms of this Indenture, such Guarantor shall be deemed released from all obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder.

            The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Issuers accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this
Section 11.04. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Securities as provided in this Article Eleven.

SECTION 11.05.    CONTRIBUTION.

            In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, INTER SE, that in the event any payment or distribution is made by any Guarantor (a "FUNDING GUARANTOR") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a PRO RATA amount based on the Adjusted Net Assets (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Issuers' obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee.

SECTION 11.06.    WAIVER OF SUBROGATION.

            Until all Guarantee Obligations are paid in full, each Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Issuers that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Issuers, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuers, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.06 is knowingly made in contemplation of such benefits.

SECTION 11.07.    EXECUTION OF GUARANTEE.

            To evidence their guarantee to the Securityholders set forth in this Article Eleven, the Guarantors hereby agree to execute the Guarantee in substantially the form included in the Securities, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in this Article Eleven shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Issuers, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such officer of the Guarantor.

SECTION 11.08.    WAIVER OF STAY, EXTENSION OR USURY LAWS.

            Each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Guarantor from performing its Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE TWELVE

                                  MISCELLANEOUS


SECTION 12.01.    TIA CONTROLS.

            If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 318(c) of the TIA, the imposed duties shall control.

SECTION 12.02.    NOTICES.

            Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            if to an Issuer or a Guarantor:

            c/o ACME Television Holdings, LLC
            650 Town Center Drive
            Suite 850
            Costa Mesa, California  92626
            Attention:  President

            Facsimile:  (714) 445-5726
            Telephone:  (714) 445-5791

            with copies to:

            Dickstein Shapiro Morin & Oshinsky LLP
            2101 L Street, N.W.
            Washington, D.C.  20037
            Attention:  Emanuel Faust, Jr., Esq.

            Facsimile:  (202) 887-0689
            Telephone:  (202) 785-9700

            if to the Trustee:

            Wilmington Trust Company
            1100 North Market Street
            Wilmington, DE  10890
            Attention:  Corporate Trust Administration

            Facsimile:  (302) 651-8882
            Telephone:  (302) 651-1000

            Each of the Issuers and the Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Issuers and the Trustee, shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

            Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.03.    COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

            Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture, the Securities or the Guarantees. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

SECTION 12.04.    Certificate and Opinion as to Conditions PRECEDENT.

            Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee at the request of the Trustee:

            (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 12.05.    Statements Required in Certificate or
                  OPINION.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.08, shall include:

            (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; provided, HOWEVER, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 12.06.    RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

            The Trustee, Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 12.07.    LEGAL HOLIDAYS.

            If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day.


SECTION 12.08.     GOVERNING LAW.

            THIS INDENTURE, THE SECURITIES AND THE GUARANTEES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture.

SECTION 12.09.    No Adverse Interpretation of Other
                  AGREEMENTS.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Issuers or any of their respective Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10.     NO RECOURSE AGAINST OTHERS.

            A director, officer, employee, equity holder or incorporator, as such, of either Issuer shall not have any liability for any obligations of the Issuers under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 12.11.    SUCCESSORS.

            All agreements of the Issuers and the Guarantors in this Indenture, the Securities and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.12.    DUPLICATE ORIGINALS.

            All parties may sign any number of copies of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

SECTION 12.13.    SEVERABILITY.

            In case any one or more of the provisions in this Indenture, in the Securities or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the date first written above.

                                  THE ISSUERS:

                                    ACME TELEVISION, LLC

                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                            its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:    Douglas E. Gealy
                                         Title:   President


Attest:  /s/Thomas D. Allen
         ----------------------


                                    ACME FINANCE CORPORATION



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         ---------------------


                                  THE TRUSTEE:

                                    WILMINGTON TRUST COMPANY,
                                         as Trustee



                                    By:/s/Bruce L. Bisson
                                       ----------------------------------
                                        Name:     Bruce L. Bisson
                                        Title:    Vice President

                                 THE GUARANTORS:

                                    ACME TELEVISION LICENSES OF
                                      MISSOURI, INC.



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                       Name:   Douglas E. Gealy
                                       Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION HOLDINGS OF OREGON, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION HOLDINGS OF
                                      TENNESSEE, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION HOLDINGS OF UTAH, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member




                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION HOLDINGS OF NEW MEXICO,
                                       LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION LICENSES OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                      By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION LICENSES OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                      By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION LICENSES OF
                                      NEW MEXICO, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME TELEVISION OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         ---------------------

                                    ACME TELEVISION OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gealy
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                                    ACME SUBSIDIARY HOLDINGS III, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:/s/Douglas E. Gelay
                                       ----------------------------------
                                         Name:   Douglas E. Gealy
                                         Title:  President

Attest:  /s/Thomas D. Allen
         --------------------

                           [FORM OF SERIES A SECURITY]


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITU-TIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER REGULATION D OF THE SECURITIES ACT (AN "ACCREDITED INVESTOR")) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUERS OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PUR-SUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUERS SUCH CERTIFICATES, LEGAL OPINIONS OR OTHER INFOR-MATION AS ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                              ACME TELEVISION, LLC
                            ACME FINANCE CORPORATION
                          10-7/8% Senior Discount Note
                        due September 30, 2004, Series A


            THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF
SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE. FOR EACH $1,000 OF PRINCIPAL AMOUNT OF MATURITY OF THIS SECURITY, THE ISSUE PRICE IS $727.83 AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $272.17. THE ISSUE DATE OF THIS SECURITY IS SEPTEMBER 30, 1997 AND THE YIELD TO MATURITY IS 10-7/8%.

                                                                      CUSIP No.:

No. [         ]                                                         $[ ]

            Each of ACME TELEVISION, LLC, a Delaware limited liability company (the "Company"), and ACMC FINANCE CORPORATION, a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), for value received promises to pay to [ ] or registered assigns, the principal sum of $[ ], on September 30, 2004.

            Interest Payment Dates: March 31 and September 30 commencing March 31, 2001

            Record Dates:  March 15 and September 15.

            Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Issuers have caused this Security to be signed manually or by facsimile by their respective duly authorized officers.

Dated:
                                    ACME TELEVISION, LLC

                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                            its majority member


                                    By:________________________________________
                                       Name:
                                       Title:

                                    ACME FINANCE CORPORATION



                                    By:________________________________________
                                       Name:
                                       Title:



                                    By:________________________________________
                                       Name:
                                       Title:

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


            This is one of the 10-7/8% Senior Discount Notes due 2004, Series A, described in the within-mentioned Indenture.

Dated:                              WILMINGTON TRUST COMPANY,
                                    as Trustee



                                    By:______________________________________
                                               Authorized Signatory

                              (REVERSE OF SECURITY)

                              ACME TELEVISION, LLC
                            ACME FINANCE CORPORATION


                          10-7/8% Senior Discount Note
                        due September 30, 2004, Series A

1.    INTEREST.

            Each of ACME TELEVISION, LCC, a Delaware limited liability company (the "Company"), and ACME FINANCE CORPORATION, a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), promises to pay to the registered holder of this Security, until the principal hereof is paid or duly provided for, interest on the principal amount set forth on the face of this Security at a rate of 10-7/8% per annum commencing September 30, 2000. The Accreted Value of the Securities shall increase in the manner provided in the Indenture. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from and including September 30, 2000 through but excluding the date on which interest is paid or duly provided for. Interest shall be payable in arrears on each March 31 and September 30 and at stated maturity, commencing March 31, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The principal of this Security shall not bear or accrue interest until September 30, 2000, except in the case of a default in payment of Accreted Value or principal and/or premium, if any, upon acceleration, redemption or purchase and, in such case, the overdue principal and any overdue premium shall bear interest at the rate of 10-7/8% PER ANNUM (compounded semiannually on each March 31 and September 30 (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. To the extent, but only to the extent, interest on amounts in default constituting original issue discount prior to September 30, 2000 is not permitted by law, original issue discount shall continue to accrete until paid or duly provided for. On or after September 30, 2000, interest on overdue principal and premium, if any, and, to the extent permitted by law, on overdue installments of interest will accrue, until the principal and premium, if any, is paid or duly provided for, at the rate of 10-7/8% PER ANNUM. Interest on any overdue Accreted Value or principal or premium shall be payable on demand.

2.    METHOD OF PAYMENT.

            The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay Accreted Value, principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds, or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.    PAYING AGENT AND REGISTRAR.

            Initially, Wilmington Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders.

4.    INDENTURE AND GUARANTEES.

            The Issuers issued the Securities under an Indenture, dated as of September 30, 1997 (the "Indenture"), among the Issuers, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Issuers limited in aggregate principal amount at maturity to $175,000,000. Payment on each Security is guaranteed on a senior basis, jointly and severally, by the Guarantors pursuant to Article Eleven of the Indenture.

5.    OPTIONAL REDEMPTION.

            The Securities will be redeemable, at the Issuers' option, in whole at any time or in part from time to time, on and after September 30, 2001 at the following redemption prices

(expressed as percentages of the principal amount at maturity) if redeemed during the twelve-month period commencing on September 30 of the years set forth below, plus, in each case, accrued interest thereon to the date of redemption:

            YEAR                                PERCENTAGE

            2001..........................        105.438%
            2002..........................        102.719%
            2003 and thereafter...........        100.000%

6.    OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERING.

            At any time, or from time to time, on or prior to September 30, 2000, the Issuers may, at their option, use the Net Proceeds of one or more Public Equity Offerings to redeem up to 35% aggregate principal amount at maturity of Securities at a redemption price equal to 110.875% of the Accreted Value thereof; provided that at least 65% of the principal amount at maturity of Securities originally issued remains outstanding immediately after giving effect to any such redemption. In order to effect the foregoing redemption with the Net Proceeds of a Public Equity Offering, the Issuers shall make such redemption not more than 90 days after the consummation of such Public Equity Offering.

7.    NOTICE OF REDEMPTION.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 principal amount at maturity or less may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 principal amount at maturity or any integral multiple thereof) of Securities that have denominations larger than $1,000 principal amount at maturity.

            If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount at maturity thereof to be redeemed. A new Security in a principal amount at maturity equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, Accreted Value will cease to accrete or interest will cease to accrue, as the case may be, on Securities or portions thereof called for redemption.

8.    CHANGE OF CONTROL OFFER.

            Upon the occurrence of a Change of Control, the Issuers will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the Accreted Value thereof (if on or prior to September 30, 2000) or 101% of the principal amount at maturity thereof (if after September 30, 2000), plus accrued and unpaid interest, if any, as the case may be, thereon to the date of repurchase.

9.    LIMITATION ON DISPOSITION OF ASSETS.

            The Issuers are, subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their Accreted Value (if on or prior to September 30, 2000) or 100% of their principal amount at maturity (if after September 30, 2000), plus accrued and unpaid interest, if any, thereon to the date of repurchase, as the case may be, with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

10.   DENOMINATIONS; TRANSFER; EXCHANGE.

            The Securities are in registered form, without coupons, in denominations of $1,000 principal amount at maturity and integral multiples of $1,000 principal amount at maturity. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11.   PERSONS DEEMED OWNERS.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.


12.   UNCLAIMED FUNDS.

            If funds for the payment of Accreted Value or principal or interest remain unclaimed for one year, the Trustee and the Paying Agent will repay the funds to the Issuers at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13.   LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

            The Issuers and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

15.   AMENDMENT; SUPPLEMENT; WAIVER.

            Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount at maturity of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15.   RESTRICTIVE COVENANTS.

            The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to issue preferred or other capital stock of Subsidiaries, to sell assets, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions. The Issuers must report quarterly to the Trustee on compliance with such limitations.

16.   DEFAULTS AND REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount at maturity of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17.   TRUSTEE DEALINGS WITH ISSUERS.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers, their respective Subsidiaries or their respective Affiliates as if it were not the Trustee.

18.   NO RECOURSE AGAINST OTHERS.

            No equity holder, director, officer, employee or incorporator, as such, of the Issuers shall have any liability for any obligation of the Issuers under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19.   AUTHENTICATION.

            This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

20.   ABBREVIATIONS AND DEFINED TERMS.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

21.   CUSIP NUMBERS.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.   REGISTRATION RIGHTS.

            Pursuant to the Registration Rights Agreement, the Issuers will be obligated upon the occurrence of certain events to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Series A Security for a Series B Security, which has been registered under the Securities Act, in like principal amount at maturity and having terms identical in all material respects as the Series A Securities. The Holders shall be entitled to receive certain additional cash interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

            The Issuers will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture and the Registration
Rights Agreement. Requests may be made to: c/o ACME Television Holdings, LLC, 650 Town Center Drive, Suite 850, Costa Mesa, CA 92626, Attn: President.

                                    GUARANTEE


            The Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Guarantor," which term includes any successor person under the Indenture) have unconditionally guaranteed on a senior basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the Accreted Value or principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue Accreted Value or principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            No equity holder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

            The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                   GUARANTORS:

                                    ACME TELEVISION LICENSES OF
                                      MISSOURI, INC.



                                    By:_______________________________________
                                       Name:
                                       Title:

Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF OREGON, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:

Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF
                                      TENNESSEE, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF UTAH, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member




                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF NEW MEXICO,
                                       LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME TELEVISION LICENSES OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME TELEVISION LICENSES OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME TELEVISION LICENSES OF
                                      NEW MEXICO, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:

Attest:  __________________

                                    ACME TELEVISION OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member

                                    By:_______________________________________

                                        Name:
                                        Title:

Attest:  __________________

                                    ACME TELEVISION OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                    ACME SUBSIDIARY HOLDINGS III, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                    By:_______________________________________
                                        Name:
                                        Title:


Attest:  __________________

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

_______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________________________
agent to transfer this Security on the books of the Issuers.
The agent may substitute another to act for him.


Dated:_________________________       Signed:__________________________________
                                             (Sign exactly as name appears on
                                             the other side of this Security)


Signature Guarantee: __________________________________________________________
                           Participant  in  a  recognized   Signature  Guarantee
                           Medallion  Program  (or  other  signature   guarantor
                           program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.16 or Section 4.17 of the Indenture, check the appropriate box:

            Section 4.16 [      ] Section 4.17 [      ]

            If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.16 or Section 4.17 of the Indenture, state the amount: $_____________

Date:_________________________  Your Signature:________________________________
                                 (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee: __________________________________________________________
                           Participant  in  a  recognized   Signature  Guarantee
                           Medallion  Program  (or  other  signature   guarantor
                           program reasonably acceptable to the Trustee)

                                                                       EXHIBIT B

                           [FORM OF SERIES B SECURITY]

                              ACME TELEVISION, LLC

                            ACME FINANCE CORPORATION

                          10-7/8% Senior Discount Note
                        due September 30, 2004, Series B

            THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF
SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE. FOR EACH $1,000 OF PRINCIPAL AMOUNT OF MATURITY OF THIS SECURITY, THE ISSUE PRICE IS $727.83 AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $272.17. THE ISSUE DATE OF THIS SECURITY IS, SEPTEMBER 30, 1997 AND THE YIELD TO MATURITY IS 10-7/8%.

                                                                      CUSIP No.:

No. [         ]                                                         $[ ]

            Each of ACME TELEVISION, LLC, a Delaware limited liability company (the "Company"), and ACMC FINANCE CORPORATION, a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), for value received promises to pay to [ ] or registered assigns, the principal sum of $[ ] Dollars, on September 30, 2004.

            Interest Payment Dates: March 31 and September 30, commencing March 31, 2001

            Record Dates:  March 15 and September 15.

            Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Issuers have caused this Security to be signed manually or by facsimile by their respective duly authorized officers.

Dated:

                                    ACME TELEVISION, LLC

                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member


                                    By:________________________________________
                                       Name:
                                       Title:

                                    By:________________________________________
                                       Name:
                                       Title:


                                    ACME FINANCE CORPORATION


                                    By:________________________________________
                                       Name:
                                       Title:


                                    By:________________________________________
                                       Name:
                                       Title:

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


            This is one of the 10-7/8% Senior Discount Notes due 2004, Series B, described in the within-mentioned Indenture.

Dated:                              WILMINGTON TRUST COMPANY,
                                   as Trustee



                                   By:_____________________________________
                                        Authorized Signatory

                              (REVERSE OF SECURITY)

                              ACME TELEVISION, LLC
                            ACME FINANCE CORPORATION


                          10-7/8% Senior Discount Note
                        due September 30, 2004, Series B

1.    INTEREST.

            Each of ACME TELEVISION, LCC, a Delaware limited liability company (the "Company"), and ACME FINANCE CORPORATION, a Delaware corporation ("Finance" and, together with the Company, the "Issuers"), promises to pay to the registered holder of this Security, until the principal hereof is paid or duly provided for, interest on the principal amount set forth on the face of this Security at a rate of 10-7/8% per annum commencing September 30, 2000. The Accreted Value of the Securities shall increase in the manner provided in the Indenture. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from and including September 30, 2000 through but excluding the date on which interest is paid or duly provided for. Interest shall be payable in arrears on each March 31 and September 30 and at stated maturity, commencing March 31, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            The principal of this Security shall not bear or accrue interest until September 30 2000, except in the case of a default in payment of Accreted Value or principal and/or premium, if any, upon acceleration, redemption or purchase and, in such case, the overdue principal and any overdue premium shall bear interest at the rate of 10-7/8% PER ANNUM (compounded semiannually on each March 31 and September 30) (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. To the extent, but only to the extent, interest on amounts in default constituting original issue discount prior to September 30, 2000 is not permitted by law, original issue discount shall continue to accrete until paid or duly provided for. On or after September 30, 2000, interest on overdue principal and premium, if any, and, to the extent permitted by law, on overdue installments of interest will accrue, until the principal and premium, if any, is paid or duly provided for, at the rate of 10-7/8% PER ANNUM. Interest on any overdue Accreted Value or principal or premium shall be payable on demand.

2.    METHOD OF PAYMENT.

            The Issuers shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuers shall pay Accreted Value, principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Issuers may pay principal and interest by wire transfer of Federal funds, or interest by check payable in such U.S. Legal Tender. The Issuers may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.    PAYING AGENT AND REGISTRAR.

            Initially, Wilmington Trust Company (the "Trustee") will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to the Holders.

4.    INDENTURE AND GUARANTEES.

            The Issuers issued the Securities under an Indenture, dated as of September 30, 1997 (the "Indenture"), among the Issuers, the Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general obligations of the Issuers limited in aggregate principal amount at maturity to $175,000,000. Payment on each Security is guaranteed on a senior basis, jointly and severally, by the Guarantors pursuant to Article Eleven of the Indenture.


5.    OPTIONAL REDEMPTION.

            The Securities will be redeemable, at the Issuers' option, in whole at any time or in part from time to time, on and after September 30, 2001 at the following redemption prices

(expressed as percentages of the principal amount at maturity) if redeemed during the twelve-month period commencing on September 30 of the years set forth below, plus, in each case, accrued interest thereon to the date of redemption:

            YEAR                                PERCENTAGE

            2001..........................       105.438%
            2002..........................       102.719%
            2003 and thereafter...........       100.000%

6.    OPTIONAL REDEMPTION UPON PUBLIC EQUITY OFFERING.

            At any time, or from time to time, on or prior to September 30, 2000, the Issuers may, at their option, use the Net Proceeds of one or more Public Equity Offerings to redeem up to 35% aggregate principal amount at maturity of Securities at a redemption price equal to 110.875% of the Accreted Value thereof; provided that at least 65% of the principal amount at maturity of Securities originally issued remains outstanding immediately after giving effect to any such redemption. In order to effect the foregoing redemption with the Net Proceeds of a Public Equity Offering, the Issuers shall make such redemption not more than 90 days after the consummation of such Public Equity Offering.

7.    NOTICE OF REDEMPTION.

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. Securities in denominations of $1,000 principal amount at maturity or less may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 principal amount at maturity or any integral multiple thereof) of Securities that have denominations larger than $1,000 principal amount at maturity.

            If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount at maturity thereof to be redeemed. A new Security in a principal amount at maturity equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, Accreted Value will cease to accrete or interest will cease to accrue, as the case may be, on Securities or portions thereof called for redemption.

8.    CHANGE OF CONTROL OFFER.

            Upon the occurrence of a Change of Control, the Issuers will be required to offer to purchase all of the outstanding Securities at a purchase price equal to 101% of the Accreted Value thereof (if on or prior to September 30, 2000) or 101% of the principal amount at maturity thereof (if after September 30, 2000), plus accrued and unpaid interest, if any, as the case may be, thereon to the date of repurchase.

9.    LIMITATION ON DISPOSITION OF ASSETS.

            The Issuers are, subject to certain conditions, obligated to make an offer to purchase Securities at 100% of their Accreted Value (if on or prior to September 30, 2000) or 100% of their principal amount at maturity (if after September 30, 2000), plus accrued and unpaid interest, if any, thereon to the date of repurchase, as the case may be, with certain net cash proceeds of certain sales or other dispositions of assets in accordance with the Indenture.

10.   DENOMINATIONS; TRANSFER; EXCHANGE.

            The Securities are in registered form, without coupons, in denominations of $1,000 principal amount at maturity and integral multiples of $1,000 principal amount at maturity. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

11.   PERSONS DEEMED OWNERS.

            The registered Holder of a Security shall be treated as the owner of it for all purposes.

12.   UNCLAIMED FUNDS.

            If funds for the payment of Accreted Value or principal or interest remain unclaimed for one year, the Trustee and the Paying Agent will repay the funds to the Issuers at its request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

13.   LEGAL DEFEASANCE AND COVENANT DEFEASANCE.

            The Issuers and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

14.   AMENDMENT; SUPPLEMENT; WAIVER.

            Subject to certain exceptions, the Indenture, the Securities and the Guarantees may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount at maturity of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount at maturity of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder of a Security.

15.   RESTRICTIVE COVENANTS.

            The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to make restricted payments, to incur indebtedness, to create liens, to issue preferred or other capital stock of Subsidiaries, to sell assets, to consolidate, merge or sell all or substantially all of its assets, to engage in transactions with affiliates or to engage in certain businesses. The limitations are subject to a number of important qualifications and exceptions. The Issuers must report quarterly to the Trustee on compliance with such limitations.

16.   DEFAULTS AND REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount at maturity of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

17.   TRUSTEE DEALINGS WITH ISSUERS.

            The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers, their respective Subsidiaries or their respective Affiliates as if it were not the Trustee.

18.   NO RECOURSE AGAINST OTHERS.

            No equity holder, director, officer, employee or incorporator, as such, of the Issuers shall have any liability for any obligation of the Issuers under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19.   AUTHENTICATION.

            This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

20.   ABBREVIATIONS AND DEFINED TERMS.

            Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

21.   CUSIP NUMBERS.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

            The Issuers will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: c/o ACME Television Holdings, LLC, 650 Town Center Drive, Suite 850, Costa Mesa, CA 92626, Attn: President.

                                    GUARANTEE


            The Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "Guarantor," which term includes any successor person under the Indenture) have unconditionally guaranteed on a senior basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the Accreted Value or principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue Accreted Value or principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Issuers to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            No equity holder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

            The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                   GUARANTORS:

                                    ACME TELEVISION LICENSES OF
                                      MISSOURI, INC.



                                   By:________________________________________
                                      Name:
                                      Title:
Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF OREGON, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF
                                      TENNESSEE, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF UTAH, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member




                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION HOLDINGS OF NEW MEXICO,
                                       LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION LICENSES OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION LICENSES OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member


                                   By:________________________________________

                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION LICENSES OF
                                      NEW MEXICO, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION OF OREGON, LLC

                                    By:   ACME Television Holdings
                                         of Oregon, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME TELEVISION OF
                                      TENNESSEE, LLC

                                    By:   ACME Television Holdings
                                         of Tennessee, LLC,
                                            its majority member
                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                    ACME SUBSIDIARY HOLDINGS III, LLC

                                    By:   ACME Television, LLC,
                                            its majority member
                                    By:   ACME Intermediate Holdings, LLC,
                                           its majority member
                                    By:   ACME Television Holdings, LLC,
                                           its majority member



                                   By:________________________________________
                                      Name:
                                      Title:

Attest:  __________________

                                 ASSIGNMENT FORM


I or we assign and transfer this Security to

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

_______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint _______________________________________________________
agent to transfer this Security on the books of the Issuers.
The agent may substitute another to act for him.


Dated: ________________________     Signed:____________________________________
                                             (Sign exactly as name appears on
                                             the other side of this Security)


Signature Guarantee: __________________________________________________________
                           Participant  in  a  recognized   Signature  Guarantee
                           Medallion  Program  (or  other  signature   guarantor
                           program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased by the Issuers pursuant to Section 4.16 or Section 4.17 of the Indenture, check the appropriate box:

            Section 4.16 [      ] Section 4.17 [      ]

            If you want to elect to have only part of this Security purchased by the Issuers pursuant to Section 4.16 or Section 4.17 of the Indenture, state the amount: $_____________

Date: _______________________   Your Signature:________________________________
                                 (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee: __________________________________________________________
                           Participant  in  a  recognized   Signature  Guarantee
                           Medallion  Program  (or  other  signature   guarantor
                           program reasonably acceptable to the Trustee)

                                                                       EXHIBIT C

                      FORM OF LEGEND FOR GLOBAL SECURITIES


            Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                      EXHIBIT D


                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                  OR REGISTRATION OF TRANSFER OF SECURITIES


      Re:    10-7/8% Senior Discount Notes due 2004, Series A and
             10-7/8%   Senior   Discount   Notes   due   2004,   Series  B  (the
             "Securities"),   of  ACME   Television,   LLC  and   ACME   Finance
             Corpo-RATION


            This Certificate relates to $_______ principal amount of Securities held in the form of* ___ a beneficial interest in a Global Security or* _______ Physical Securities by ______ (the "Transferor").

The Transferor:*

        |_| has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Physical Security or Physical Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

        |_| has requested that the Registrar by written order to exchange or register the transfer of a Physical Security or Physical Securities.

        |X| In  connection  with  such  request  and in  respect  of  each  such
Security,  the  Transferor  does hereby  certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of this Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

        |_| Such Security is being  acquired for the  Transferor's  own account,
without  transfer  (in  satisfaction  of  Section   2.16(a)(II)(A)   or  Section
2.16(d)(i)(A) of the Indenture).

        |_| Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

        |_| Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act.

        |_| Such Security is being transferred in reliance on Regulation S under the Act

        |_| Such Security is being transferred in reliance on Rule 144 under the Act.

        |_| Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."

                                    ___________________________________________
                                    [INSERT NAME OF TRANSFEROR]


                                     By:_______________________________________
                                          [Authorized Signatory]


Date: ____________________________
         *Check applicable box.

                                                                      EXHIBIT E

                            Form of Certificate To Be
                          Delivered in Connection with
               TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS


                                                         ---------------, ----

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware  19890
Attention:  Corporate Trust Administration

      Re: ACME Television, LLC and ACME Finance Corporation (the "Issuers") Indenture (the "Indenture") relating to 10-7/8% Senior Discount Notes due 2004, Series A, or 10-7/8% Senior Discount Notes due 2004, Series B (the "SECURITIES")

Ladies and Gentlemen:

            In connection with our proposed purchase of Securities of the Issuers, we confirm that:

            1. We have received such information as we deem necessary in order to make our investment decision.

            2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Issuers or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee a signed letter substantially in the form hereof,
(D) outside the United States in accordance with Regulations S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

            4. We understand that, on any proposed resale of Securities, we will be required to furnish to the Trustee and the Issuers, such certification, legal opinions and other information as the Trustee and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

            5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

            6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    [Name of Transferor]


                                    By:_____________________________________
                                       [Authorized Signatory]

                                                                    EXHIBIT F

                            Form of Certificate To Be
                             Delivered in Connection
                           WITH REGULATION S TRANSFERS


                                                         ---------------, ----

Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware  19890
Attention:  Corporate Trust Administration

      Re: ACME Television, LLC and ACME Finance Corporation (the "Issuers") 10-7/8% Senior Discount Notes due 2004,
            Series A, and 10-7/8% Senior Discount Notes due 2004,
            Series B (the "SECURITIES")

Dear Sirs:

            In connection with our proposed sale of $____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

            (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

            You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]


                                     By:_______________________________________
                                        [Authorized Signature]